Scudder
Global
Discovery Fund

Semiannual Report
April 30, 1999

For investors seeking above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

Scudder Global Discovery Fund is properly known as Global Discovery Fund.

The Fund is a diversified series of Global/International Fund, Inc.

SCUDDER

                          Scudder Global Discovery Fund

--------------------------------------------------------------------------------
                               Total Net Assets of
Date of Inception: 9/10/91    Scudder Shares as of        Ticker Symbol:  SGSCX
                             4/30/99: $353.8 million
--------------------------------------------------------------------------------

o Scudder shares of Global Discovery fund provided a total return of 22.41% for the six-month period ended April 30, 1999, versus 16.48% for the Lipper Global Small Cap category average and 13.75% for the Salomon Brothers World Equity Market Index.*

o The portfolio is very concentrated with the top 10 holdings accounting for roughly 40% of the portfolio while the top 50 stocks constitute nearly 90% of the fund. To reduce risk, holdings are diversified by country, industry, and market sector.

o As we neared the end of the first quarter of 1999, the portfolio was repositioned in view of a shift in market sentiment away from growth and towards value-style investing.

                                Table of Contents


 3   Letter from the Fund's Chairman     19   Financial Highlights
 4   Performance Update                  23   Notes to Financial Statements
 5   Portfolio Summary                   29   Report of Independent Accountants
 6   Portfolio Management Discussion     30   Shareholder Meeting Results
10   Glossary of Investment Terms        32   Officers and Directors
11   Investment Portfolio                33   Investment Products and Services
16   Financial Statements                34   Scudder Solutions


* The Salomon Brothers World Equity Market Index (EMI) is an unmanaged, small capitalization stock universe derived from 22 countries. The index is comprised of the smallest 20 percent of global small-cap stocks.


                        2 - Scudder Global Discovery Fund

                         Letter from the Fund's Chairman

Dear Shareholders,

     We are pleased to report on the results of Scudder Global Discovery Fund's most recent semiannual period ended April 30, 1999. In a market that did not provide a tailwind for small-cap investors, Scudder Global Discovery Fund not only outpaced its peer group and benchmark but also the U.S. stock market as gauged by both small-cap and large-cap averages. In the following discussion, Lead Portfolio Manager Gerald Moran discusses how the Fund's management team was able to accomplish this feat.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Or visit Scudder's Web site at www.scudder.com. PageNO TAG provides more information on how to contact Scudder. Thank you for choosing Scudder Global Discovery Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     Chairman,
     Scudder Global Discovery Fund


                       3 - Scudder Global Discovery Fund

                     Performance Update as of April 30, 1999


-----------------------------------------------------
Fund Index Comparisons
-----------------------------------------------------

                          Total Return

   --------------------------------------------------
   Period              Growth of              Average
   Ended 4/30/1999    $ 10,000    Cumulative   Annual
   --------------------------------------------------
   Global Discovery Fund -- Scudder Shares
   --------------------------------------------------
   1 Year           $ 10,297       2.97%     2.97%
   5 Year           $ 18,494      84.94%    13.09%
   Life of          $ 25,376     153.76%    12.96%
   Fund*
   --------------------------------------------------
   Salomon Brothers World Equity EMI
   --------------------------------------------------
    1 Year          $  9,690      -3.10%    -3.10%
   5 Year           $ 15,415      54.15%     9.04%
   Life of          $ 20,399     103.99%     9.86%
   Fund*
   --------------------------------------------------

*   The Fund commenced operation on September 10, 1991.
    Index comparisons begin September 30, 1991.

----------------------------------
Growth of a $10,000 Investment
----------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:
                          Yearly periods ended April 30

                          Global Discovery Fund --       Salomon Brothers World
                               Scudder Shares                Equity EMI


             9/91*                10000                         10000
               92                 10107                          9862
               93                 11558                         11555
               94                 13496                         13234
               95                 13090                         13688
               96                 17502                         16731
               97                 17581                         16516
               98                 24240                         21047
               99                 24960                         20395

The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

----------------------------------
Returns and Per Share Information
----------------------------------

Yearly periods ended April 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:


                                              1992*     1993    1994     1995     1996     1997    1998     1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                              $ 12.31  $ 13.86  $ 15.87 $ 15.31  $ 19.74  $ 18.88  $ 23.55 $ 24.25
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                             $  .02   $  .07   $  .18  $   --   $  .20   $  .13   $  .64  $   --
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions                  $   --   $  .12   $  .15  $  .08   $  .44   $  .86   $ 1.41  $   --
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                          2.76    14.35    16.77   -3.01    33.71      .45    37.88    2.97
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)**                      -3.04    15.66    11.86    9.74    18.71    -1.29    27.45   -3.10
------------------------------------------------------------------------------------------------------------------------------

Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Prior to March 6, 1996, the Fund was known as the Scudder Global Small Company Fund. Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the one year, five year, and life of Fund periods would have been lower.

** Prior to April 30, 1997, the Morgan Stanley Capital International World Index was used as a comparative index.

                        4 - Scudder Global Discovery Fund

                     Portfolio Summary as of April 30, 1999

------------------------------
Geographical
(Excludes 4% Cash Equivalents)
------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      U.S.& Canada                   51%
      Europe                         45%
      Japan                           2%
      Pacific Basin                   1%
      Middle East                     1%
   --------------------------------------
                                    100%
   --------------------------------------

      U.S. and European holdings are overweighted at the expense of Japan.


-----------------------------
Sectors
(Excludes 4% Cash Equivalents)
-----------------------------

 A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Service Industries             20%
      Technology                     20%
      Health                         16%
      Consumer Discretionary         10%
      Financial                       9%
      Communications                  5%
      Depository Receipts             5%
      Transportation                  5%
      Manufacturing                   3%
      Other                           7%
   --------------------------------------
                                    100%
   --------------------------------------

      Portfolio assets are diversified across sectors that respond differently to changing economy conditions.


---------------------------
Ten Largest Equity Holdings
(38% of Portfolio)
---------------------------

    1. VISX Inc.
       Developer of laser technologies and systems for vision correction in the United States

    2. S&P Mid-Cap 400 Depository Receipts
       Security that represents ownership in the Mid-Cap SPDR Trust in the United States

    3. Serco Group PLC
       Facilities management company in the United
       Kingdom

    4. Network Appliance, Inc.
       Designer and manufacturer of network data storage devices in the United States

    5. Tiffany & Co.
       Retailer of jewelry and gift items in the United
       States

    6. Vitesse Semiconductor Corp.
       Manufacturer of digital integrated circuits in the United States

    7. Fiserv Inc.
       Provider of data processing services in the United States

    8. Sterling Commerce, Inc.
       Producer of electronic data interchange products and services in the United States

    9. Altran Technologies, S.A.
       Provider of engineering and consulting services in France

   10. IHC Caland NV
       Dredging and offshore services in the Netherlands

   The ten largest holdings account for roughly 40% of Fund assets.


For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                        5 - Scudder Global Discovery Fund

                         Portfolio Management Discussion

We asked lead portfolio manager Gerald Moran to discuss Global Discovery Fund's performance, strategy and market conditions over the six months ended April 30, 1999.

Q: Six months ago, the world markets looked very different. Japan's market was languishing, emerging markets were collapsing and Europe's market was stable. Today, Japan and the emerging markets show signs of rebounding while Europe is stagnating. What happened?

A: It has been a most interesting period. Three times last fall, the U.S. Federal Reserve cut interest rates in an effort to stem tightening credit conditions. As credit spreads narrowed, liquidity spilled into the U.S. equity market, particularly large capitalization technology and retail stocks. In December, Europe cut rates to stimulate slowing gross domestic product (GDP) growth.

In early 1999, the U.S. market remained strong, a large rate cut supported the United Kingdom's market, and continental Europe was troubled by economic growth concerns. A changing political climate brought center-left or social democrat governments into power in many major European countries. This meant that much needed reforms that could help business interests were in jeopardy, and this led to a weakness in business confidence. Meanwhile, the euro steadily weakened because of concerns the U.S. would raise interest rates while Europe might see further rate cuts. This economic uncertainty drove European markets down.

Negative news coming from key technology firms caused investors to briefly turn their backs on the technology sector in February, causing a 10 percent slide in the NASDAQ 100 and similarly impacting many world markets. Japan cut interest rates in late February in an effort to stimulate domestic growth. Investors showed their approval of the cut and their optimism for potential corporate restructuring by sending Japanese stocks up almost 14% in March. Low interest rates worldwide created a flood of global liquidity that provided a big support to emerging markets. Despite Brazil's currency devaluation in January, the Latin American and Asian emerging markets staged a remarkable recovery over the next few months.

In March, strong economic numbers helped push the Dow Jones industrial average over 10,000 for the first time. The one dark spot was Europe, where concerns about slowing growth continued to weigh on the equity markets. A long-awaited European interest rate cut on April 9 finally triggered a rise in most major European markets and gave hope to the thought that growth might be returning to the area.

By the end of the period, investors were growing increasingly nervous about the valuations of large-capitalization U.S. technology stocks. We witnessed major U.S. companies beating profit forecasts, but suffering punishment to their share prices in this environment. Overseas markets were very sensitive to swings in these stocks because of the perceived link between these stocks and the overall health of the U.S. equity market.

Q:  How did Scudder Global Discovery Fund perform against this backdrop?

A: While this wasn't a period in the markets that favored small-caps, we are pleased to report that we did quite well. Scudder shares of the fund were up 22.41% for the period versus the Lipper Global Small Cap category average, which


                       6 - Scudder Global Discovery Fund
returned 16.48%, and the Salomon Brothers World Equity Market Index,* up 13.75%. As in the past, our ability to outperform both our peers and the index during this period of very narrow market performance was mainly due to the outstanding performance of some of our larger positions.

VISX, a U.S.-based company that manufactures the lasers used in vision correction surgery, was a real standout. Americans are increasingly making the decision to throw out their glasses and contact lenses by opting to have this surgery and the company continues to grow as a result. Not only does VISX dominate the market for laser corrective surgery, it holds a patent that allows it to collect $250 per eyeball corrected. As the largest holding and most profitable stock in the portfolio, VISX seems to still have a great deal of growth potential ahead.

Our top holdings also include some more familiar names. Tiffany & Co., the high-end retailer known for its distinctive blue box, is the fifth largest holding in the fund. The strong U.S. economy and increased disposable income resulting from it are driving sales, and performance, for this holding.

Moving into 1999, we saw the technology sector correct and European stock returns were weakened by a substantial decline in the euro. But again, certain holdings helped bolster the fund during rough periods in the markets. U.K. holdings performed well led by long-time portfolio stalwart Serco Group, a British outsourcing company.

Q:  How does this performance compare to domestic small-caps?

A: The Lipper domestic small-cap category was up 14.68% so we outperformed U.S. small caps by 7.73%. This outperformance clearly illustrates the benefits of global reach; we are able to select small-cap stocks we feel are the best the world has to offer. While it was a close finish, we also edged past the 22.31% return of the Standard & Poor's 500, a strictly U.S. market index dominated by larger company names. Stock selection was again the key. Small-cap stocks did not do as well as large-cap companies over the period. It was the strength of some of our well-selected names that helped this fund rise to the top.

Q:  And what is your process for finding these top-notch companies?

A: To arrive at the roughly 100 names that make up the portfolio, our management team and analysts filter the global small-cap universe by reviewing seven key business attributes such as competitive position, prospects for repeat revenues and the quality of company management.

Following this initial review, 93% of the researched companies are eliminated. The remaining seven percent are then subjected to further detailed analysis including a review of the industry they operate in and the markets in which they invest.

The portfolio is very concentrated with the top 10 holdings accounting for roughly 40% of the portfolio while the top 50 stocks constitute nearly

----------
* The Salomon Brothers World Equity Market Index (EMI) is an unmanaged, small capitalization stock universe derived from 22 countries. The index is comprised of the smallest 20 percent of global small-cap stocks.


                       7 - Scudder Global Discovery Fund

90% of the fund. To attempt to minimize risk, we then diversify among these names by country, industry and market sector.

During this period, we stayed with the high-quality, high-growth stocks during the down period in the fall. As we moved into the new year we trimmed the high-growth, long duration exposure by trimming some of last year's big technology winners such as Network Appliance (U.S.) and Vitesse Semiconductor (U.S.). As we neared the end of the first quarter of this year, we saw a shift in the market from growth to value-style investing so we thought it was an opportune time to take profits and position the portfolio more conservatively. We brought our position in energy stocks up to more significant levels as oil prices dipped to valuations that seem certain to bounce back later in the year. We also maintained a high level of our holdings in Europe, shifting slightly toward stocks in the U.K. by buying several information technology companies in that market.

Q:  What approach are you taking to an apparently rebounding Japan?

A: As small-cap investors, the opportunities in Japan are not as plentiful as they are for investors with a larger company focus so, while we did increase our exposure to this market, we still ended the period at roughly a two percent weight. We are impressed with what we are seeing in Japan but there are reasons to remain cautious. Up 25.3%* over the period, this market is enjoying quite a change from the mediocre and negative performance numbers that had been coming out of that country for the past four years. Despite record unemployment and a shrinking gross domestic product (GDP), investors poured money into the Japanese stock market in 1999. They are optimistic about a corporate restructuring trend and the Bank of Japan's loose monetary policy.

Q: With performance that even outpaced the S&P 500, it is hard to imagine that there were disappointments during the period. But, in hindsight, are there things that you would have done differently?

A: Sterling Communications was a major disappointment. Despite posting strong earnings, performance was less than stellar. As one of our top 10 positions, it detracted significantly from performance. We also found it necessary to sell our position in MobilComm, a German telecommunications company, as competition in that market proved stronger than expected and diminished the long-term prospects for the company.

Q:  What is your outlook for smaller cap stocks and global markets in general?

A: The market consensus seems to be that the crisis period we endured as recently as last fall has passed. We are seeing strong economic signals that are slightly more tenuous in Latin America and a little less so in Asia. Economies are slowly recovering and beginning to address the structural issues that must be resolved. This has buoyed markets.


----------
* Source: Datastream and FT/S&P World Indices. The index provides a general representation of the performance of the Japanese stock market.


                       8 - Scudder Global Discovery Fund

Speaking just of small caps, the gap between large- and small-cap companies continues to be quite big despite the fact smaller company valuations are at the lowest levels (relative to large-cap stocks) they've been in 30 years in the US. Similar disparities exist abroad. The key is really with the investors and whether they decide to turn their attention away from larger names and toward more aggressive, smaller companies. That will swing the balance. The favor still seems to be with very few, large-cap companies that are at unprecedented price/earnings ratios. Clearly, there is better value in small caps and, we believe, far greater growth potential.

Q:  What are the risks to this outlook?

A: One risk is that strong economic growth will eventually result in a decision to raise interest rates, which would have a negative impact on all equity securities. At the writing of this report, Federal Reserve Board Chairman Alan Greenspan has insinuated that such an increase is possible. In the U.S., signs of "irrational exuberance" were first spotted by Chairman Greenspan when the market was 3,000 points lower than it is now!

A second risk to this portfolio is a continuation of the trend toward value and cyclical stocks. We have gotten our performance by picking core growth stocks that have, over time, performed quite well from an earnings standpoint. In addition, these stocks tended to sell at a higher multiple of earnings as more and more investors became interested in them. This new environment could prove challenging for the fund. We expect the companies we hold to continue to crank out strong earnings numbers but a shift in investor sentiment could move them to the back burner. We are a diversified fund and, as I mentioned, we have taken steps to pull back the degree of high-growth stocks but growth will continue to be the driving force in the portfolio.




                       9 - Scudder Global Discovery Fund

                          Glossary of Investment Terms


CURRENCY DEVALUATION       A significant decline of a currency's value relative
                           to other currencies, such as the U.S. dollar.
                           Trading or central bank intervention (or the lack of intervention) may prompt this in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

FUNDAMENTAL RESEARCH       Analysis of companies based on the projected
                           impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock, based on historical price and trading volume movements, rather than the financial results of the underlying company.

LIQUIDITY                  A characteristic of an investment or an asset
                           referring to the ease of convertibility into cash within a reasonably short period of time.

MARKET CAPITALIZATION      The value of a company's outstanding shares of
                           common stock, determined by multiplying the number of shares outstanding by the share price
                           (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

PRICE-EARNINGS RATIO       A widely used gauge of a stock's valuation that
(P/E) (also "earnings      indicates what investors are paying for a company's
multiple")                 earnings on a per share basis. Typically based on a
                           company's projected earnings for the next 12 months, a higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.

TRANSPARENCY               The degree to which investors can evaluate if a
                           company is managed in the interests of shareholders.
                           Transparency is often not as good in developing markets where disclosure requirements may be less stringent, and protectionism, subsidies, and cronyism may distort the business environment.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                       10 - Scudder Global Discovery Fund

                    Investment Portfolio as of April 30, 1999

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.2%
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 4/30/1999 at 4.87%, to
  be repurchased at $16,223,581 on 5/3/1999, collateralized by a $16,254,000 U.S.                            -----------------
  Treasury Inflationary Index Note, 3.375%, 1/15/2007 (Cost $16,217,000) ................     16,217,000            16,217,000
                                                                                                             -----------------
                                                                                                 Shares
-----------------------------------------------------------------------------------------------------------------------------
Common Stocks 95.8%
-----------------------------------------------------------------------------------------------------------------------------
Australia 0.2%
CI Technologies Group, Ltd. (Developer of process monitoring and industrial
  automation software) ..................................................................        219,700               763,279
                                                                                                             -----------------

Austria 0.7%
Eybl International AG* (Producer of textiles for automobiles sold worldwide) ............         13,700               412,530
Schoeller Bleckmann Oilfield Equipment AG (Manufacturer of components for oil and
  gas drilling equipment) ...............................................................         17,000               932,194
Topcall International AG (Developer, marketer, and supporter of high-end unified
  messaging systems) ....................................................................         40,600             1,417,710
                                                                                                             -----------------
                                                                                                                     2,762,434
                                                                                                             -----------------
Bermuda 0.3%
Central European Media Enterprises Ltd. "A"* (Owner and operator of national and regional
  private commercial television stations in Central and Eastern Europe) .................        146,100             1,196,194
                                                                                                             -----------------
Canada 0.4%
QLT Phototherapeutics Inc.* (Developer of pharmaceutical products) ......................         36,400             1,651,481
StressGen Biotechnologies Corp. "A"* (Developer of products for treatment of cancer
  and certain infectious diseases) ......................................................        112,500               104,167
                                                                                                             -----------------
                                                                                                                     1,755,648
                                                                                                             -----------------
Croatia 0.6%
Pliva D.D. (GDR) (Pharmaceutical company) ...............................................        159,800             2,532,830
                                                                                                             -----------------
Finland 0.9%
JOT Automation Group Oyj (Developer of production automation systems) ...................         79,200             2,610,777
KCI Konecranes International PLC "B" (Manufacturer of elevators) ........................         21,920               810,585
                                                                                                             -----------------
                                                                                                                     3,421,362
                                                                                                             -----------------
France 3.1%
Altran Technologies, S.A. (Provider of engineering and consulting services) .............         37,993             9,031,836
Dassault Systemes S.A. (Computer aided design, manufacturing and engineering
  software) .............................................................................         42,691             1,571,013
Leon de Bruxelles S.A. (Operator of low cost family restaurants) ........................         25,605             1,271,489
Penauille Polyservices S.A. (Industrial cleaning and security services) .................          1,460               383,481
                                                                                                             -----------------
                                                                                                                    12,257,819
                                                                                                             -----------------

    The accompanying notes are an integral part of the financial statements.

                       11 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Germany 3.1%
ADVA AG Optical Networking* (Manufacturer of optical networking products) ...............          2,720               206,627
Hawesko Holding AG (Marketer of wines and liqueurs and related products) ................         43,424             1,789,305
Kamps AG (Producer and distributor of baked goods) ......................................         13,539               464,900
Marschollek Lautenschlaeger und Partner AG (pfd) (Independent life insurance
  company) ..............................................................................          9,400             5,263,731
Medion AG* (Marketer and distributor of multimedia products and various consumer
  apliances) ............................................................................          2,218               455,797
Pfeiffer Vacuum Technology AG (ADR)* (Manufacturer of various pumps and vacuum
  systems) ..............................................................................         44,000             1,661,000
PrimaCom AG* (Developer, manager and operator of broadband cable networks) ..............         11,971               518,566
Telegate AG* (Provider of directory assistance services) ................................         20,417               916,792
W.E.T. Automotive Systems AG* (Manufacturer of heating, wiring, and cable
  components) ...........................................................................         17,945               881,630
                                                                                                             -----------------
                                                                                                                    12,158,348
                                                                                                             -----------------
Greece 0.5%
Panafon Hellenic Telecom S.A*. (Provider of mobile telephone services) ..................         13,452               358,412
STET Hellas Telecommunications S.A. (ADR)* (Mobile telecommunication services) ..........         58,221             1,571,967
                                                                                                             -----------------
                                                                                                                     1,930,379
                                                                                                             -----------------
Hungary 0.3%
OTP Bank Rt (GDR) (Savings and commercial bank) .........................................         23,300               992,580
                                                                                                             -----------------
Indonesia 0.0%
PT Steady Safe Transportation Service Tbk* (Operator of taxis and buses in Jakarta) .....            444                     3
                                                                                                             -----------------
Ireland 9.2%
Anglo Irish Bank Corp. PLC (Provider of financial services for business and private
  sectors) ..............................................................................      2,726,230             7,921,093
ESAT Telecom Group PLC (ADR)* (Provider of telecommunication services) ..................        111,800             5,464,225
Elan Corp. "A" (Warrants) expires 12/31/2001 (Developer of controlled-absorption
  drug delivery systems) ................................................................        133,000             3,790,500
Green Property PLC (Conducts operations in property development, investment and
  trading) ..............................................................................        354,880             2,240,624
Irish Continental Group PLC (Transporter of passengers, freight and containers
  between Ireland the U.K. and the continent) ...........................................        211,555             2,849,859
Irish Life & Permanent PLC (Retail financial services group) ............................        448,255             6,488,370
Jury's Hotel Group PLC (Hotel operator) .................................................        583,745             5,489,125
Ryan Hotels PLC (Owner and operator of hotel chain) .....................................      1,434,460             1,485,267
                                                                                                             -----------------
                                                                                                                    35,729,063
                                                                                                             -----------------
Israel 0.9%
Check Point Software Technologies Ltd.* (Developer, marketer and supporter of management
  solutions for active networks) ........................................................         96,300             3,394,575
                                                                                                             -----------------
Italy 1.8%
Aeroporti di Roma SpA (Management of Fiumicino and Ciampino airports) ...................        211,000             1,580,588
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and perfumes) ....        444,800             2,678,734

    The accompanying notes are an integral part of the financial statements.

                       12 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Safilo SpA (Manufacturer of frames for glasses) .........................................        518,000             2,577,749
                                                                                                             -----------------
                                                                                                                     6,837,071
                                                                                                             -----------------
Japan 2.3%
Fujitsu Support and Service Inc. (Provider of information services) .....................         59,000             7,211,386
Jafco Co., Ltd. (Venture capital company) ...............................................         37,000             1,852,323
                                                                                                             -----------------
                                                                                                                    9,063,709
                                                                                                             -----------------
Luxembourg 1.1%
Millicom International Cellular S.A.* (Developer and operator of cellular telephone
  networks) .............................................................................        127,400             4,395,300
                                                                                                             -----------------
Netherlands 3.0%
Telegraaf Holding NV (Leading publisher of newspapers, magazines and books) .............         69,600             1,514,839
IHC Caland NV (Dredging and offshore services) ..........................................        178,580             8,094,314
Tas Groep NV (Software developer) .......................................................        346,000             1,096,699
United Pan-Europe Communications NV* (Provider of television and telecommunication
  services) .............................................................................         15,564               804,941
                                                                                                             -----------------
                                                                                                                    11,510,793
                                                                                                             -----------------
Philippines 0.4%
International Container Terminal Services, Inc.* (Containerized cargo handling firm) ....     15,415,650             1,540,551
                                                                                                             -----------------
Poland 0.3%
Pioneer Poland Fund (Closed-end investment company) (b) .................................      3 (Units)             1,199,104
                                                                                                             -----------------
Portugal 2.9%
Jeronimo Martins, SGPS, S.A. (Food producer and retailer) ...............................        150,925             4,967,172
Telecel-Comunicacoes Pessoais, S.A. (Cellular communication services) ...................         46,966             6,277,172
                                                                                                             -----------------
                                                                                                                    11,244,344
                                                                                                             -----------------
Spain 1.1%
Aldeasa S.A. (Operator of airport duty-free shops) ......................................         49,500             1,511,447
TelePizza, S.A.* (Operator of fast food restaurants) ....................................        447,274             2,835,403
                                                                                                             -----------------
                                                                                                                     4,346,850
                                                                                                             -----------------
Sweden 0.3%
Kinnevik AB "B" (Diversified holding company) ...........................................         53,200             1,166,528
                                                                                                             -----------------
Switzerland 1.2%
Kuoni Reisen AG (Registered) (Travel agency) ............................................            867             3,068,624
Lindt & Spruengli AG (Manufacturer of chocolate and confectionary products) .............             37                94,095
Phoenix Mecano AG (Bearer) (Manufacturer of housings and components for computers) ......          3,537             1,622,796
                                                                                                             -----------------
                                                                                                                    4,785,515
                                                                                                             -----------------
United Kingdom 13.3%
ARM Holdings PLC* (Designer of RISC microprocessors and related technology) .............        340,800             3,662,046
Aegis Group PLC (Independent media services group) ......................................        532,187             1,151,421

    The accompanying notes are an integral part of the financial statements.

                       13 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Bodycote International PLC (Holding company) ............................................        125,742             1,951,891
Expro International Group PLC (Provider of oilfield services) ...........................        438,900             2,118,042
Games Workshop Group PLC (Manufacturer of table top war game systems and miniatures) ....        163,000             1,035,696
Guardian IT PLC (Provider of business continuity and disaster recovery services) ........         84,016               837,918
ICON PLC (ADR)* (Pharmaceutical and biotechnological research and development
  services) .............................................................................         45,000               708,750
ITNET PLC (Supplier of business process management services) ............................        104,122               592,917
Matalan PLC (Clothing retailer) .........................................................        256,786             3,188,867
New Look Group PLC (Retailer of womenswear) .............................................        720,909             2,574,431
PizzaExpress PLC (Operator of pizza restaurants) ........................................        133,213             1,960,720
Provident Financial PLC (Personal finance group) ........................................        420,642             7,016,801
RM PLC (Information technology solutions to educational markets) ........................        677,500             5,885,059
Regent Inns PLC (Owner and operator of hotels and restaurants) ..........................        617,262             1,856,773
Serco Group PLC (Facilities management company) .........................................        703,700            15,621,201
Synstar PLC* (Provider of IT services) ..................................................        378,178               815,171
Taylor Nelson Sofres PLC (Market research company) ......................................        300,062               757,807
                                                                                                             -----------------
                                                                                                                    51,735,511
                                                                                                             -----------------
United States 47.9%
Advent Software, Inc.* (Provider of stand-alone and client/server software products) ....         39,400             2,428,025
America West Holdings Corp. "B"* (Passenger airline) ....................................        203,200             4,241,800
Anadarko Petroleum Corp. (Oil and gas exploration and production) .......................         56,100             2,128,294
Aptargroup, Inc. (Manufacturer of packaging equipment components) .......................        118,200             3,309,600
Axogen Ltd.* (Developer of therapeutic products for neurological disorders) .............        106,100             3,236,050
Barrett Resources Corp.* (Oil and gas exploration and production) .......................         67,100             2,038,163
Billing Concepts* (Billing and information management services) .........................        538,300             6,661,463
Black Box Corp.* (Manufacturer of wide area networking products, direct marketer of
  computer products) ....................................................................         39,000             1,335,750
CNF Transportation, Inc. (Trucking, air freight) ........................................         95,700             4,180,894
Concentra Managed Care, Inc.* (Provider of integrated nonrisk-bearing workers'
  compensation managed care) ............................................................        148,100             2,008,606
Concord EFS, Inc.* (Electronic transaction authorization, processing, settlement
  and transfer services) ................................................................        126,000             4,205,250
Dallas Semiconductor Corp. (Manufacturer of silicon integrated circuits and
  subsystems) ...........................................................................         40,000             1,700,000
Diamond Offshore Drilling, Inc. (Offshore oil and gas well drilling) ....................        106,100             3,507,931
Eagle USA Airfreight, Inc.* (Provider of airfreight forwarding services) ................         14,500               529,250
Fiserv Inc.* (Provider of data processing services) .....................................        187,162            10,960,675
FortuneCity.com, Inc.* (Provider of native language communities located on the
  internet) .............................................................................         25,981               730,176
G & K Services, Inc. "A" (Uniform rentals) ..............................................         52,100             2,435,675

    The accompanying notes are an integral part of the financial statements.

                       14 - Scudder Global Discovery Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Healthcare Recoveries, Inc.* (Provider of recovery services for private healthcare
  payors) ...............................................................................         17,300                79,472
IDX Systems Corp.* (Provider of health care information systems to physician groups
  and academic medical centers) .........................................................        109,500             1,779,375
MEDE AMERICA Corp.* (Provider of electronic interchange products and services to
  the healthcare industry) ..............................................................         65,200             1,695,200
MIH Ltd.* (Provider of pay-TV services) .................................................         66,400             1,303,100
Mercury Computer Systems, Inc.* (Manufacturer of digital signal processing computer
  systems) ..............................................................................         78,900             1,725,938
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices) ....        308,200            15,506,313
North Fork Bancorporation, Inc. (Commercial and savings bank holding company) ...........         15,900               357,750
S & P Mid-Cap 400 Depository Receipts (Security that represents ownership in the
  Mid-Cap SPDR Trust) ...................................................................        243,200            18,110,800
Sola International, Inc.* (Manufacturer of plastic eyeglass lenses)                              210,200             3,126,725
Sterling Commerce, Inc.* (Producer of electronic data interchange products and
  services) .............................................................................        307,934             9,642,183
Symbol Technologies Inc. (Manufacturer of bar code laser scanners) ......................        111,600             5,328,900
Tiffany & Co. (Retailer of jewelry and gift items) ......................................        153,000            12,852,000
Total Renal Care Holdings, Inc.* (Dialysis services for treatment of chronic kidney
  failure) ..............................................................................        340,399             4,723,036
VISX Inc.* (Developer of laser technologies and systems for vision correction) ..........        270,600            34,839,746
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ..............        267,700            12,397,856
Wackenhut Corrections Corp.* (Manager of privatized correctional and detention
  facilities) ...........................................................................         42,100               781,481
Wesley Jessen VisionCare, Inc.* (Manufacturer of soft contact lenses) ...................         85,100             2,606,188
Wisconsin Central Transportation Co.* (Operator of regional freight railroad) ...........        201,700             3,725,147
                                                                                                             -----------------
                                                                                                                   186,218,812
-----------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $235,495,023)                                                                            372,938,602
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $251,712,023) (a)                                                        389,155,602
-----------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.
(a) The cost for federal income tax purposes was $255,938,412. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $133,217,190. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $151,559,807 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $18,342,617.
(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,199,104 (0.31% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated $1,477,500.

    The accompanying notes are an integral part of the financial statements.

                       15 - Scudder Global Discovery Fund

                              Financial Statements


                       Statement of Assets and Liabilities
                              as of April 30, 1999

 Assets
------------------------------------------------------------------------------------------------------------------------------
          Investments, at market (identified cost $251,712,023) ..............................       $  389,155,602
          Receivable for investments sold ....................................................            9,346,066
          Receivable for Fund shares sold ....................................................              313,183
          Dividends and interest receivable ..................................................              341,993
          Foreign taxes recoverable ..........................................................               28,234
          Other assets .......................................................................                6,856
                                                                                                     ----------------
          Total assets .......................................................................          399,191,934
Liabilities
------------------------------------------------------------------------------------------------------------------------------
          Due to custodian bank ..............................................................            1,515,330
          Payable for investments purchased ..................................................            7,206,213
          Payable for fund shares redeemed ...................................................              276,839
          Accrued management fee .............................................................              313,319
          Other payables and accrued expenses ................................................              224,279
                                                                                                     ----------------
          Total liabilities ..................................................................            9,535,980
          -----------------------------------------------------------------------------------------------------------
          Net assets, at market value                                                                $  389,655,954
          -----------------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
          Net assets consist of:
          Accumulated distributions in excess of net investment income .......................           (5,415,863)
          Unrealized appreciation (depreciation) on investments ..............................          137,443,579
          Unrealized appreciation (depreciation) on foreign currency related transactions ....              (12,391)
          Accumulated net realized gain (loss) ...............................................           22,116,995
          Paid-in capital ....................................................................          235,523,634
          -----------------------------------------------------------------------------------------------------------
          Net assets, at market value                                                                $  389,655,954
          -----------------------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
          Scudder Shares
          Net asset value, offering and redemption price per share ($353,753,886
          / 14,589,054 outstanding shares of beneficial interest, $.01 par value,                    ----------------
          unlimited number of shares authorized) .............................................              $24.25
                                                                                                     ----------------

          Class A Shares
          Net asset value and redemption price per share ($20,064,054 / 829,821 outstanding shares   ----------------
          of beneficial interest, $.01 par value, unlimited number of shares authorized) .....              $24.18
                                                                                                     ----------------

                                                                                                     ----------------
          Maximum offering price per share (100 / 94.25 of $24.18) ...........................              $25.66
                                                                                                     ----------------

          Class B Shares
          Net asset value, offering and redemption price (subject to contingent deferred sales
          charge) per share ($11,167,881 / 465,492 outstanding shares of beneficial                  ----------------
          interest, $.01 par value, unlimited number of shares authorized) ...................              $23.99
                                                                                                     ----------------

          Class C Shares
          Net asset value, offering and redemption price (subject to contingent deferred sales
          charge) per share ($4,670,133 / 194,680 outstanding shares of beneficial                   ----------------
          interest, $.01 par value, unlimited number of shares authorized) ...................              $23.99
                                                                                                     ----------------

    The accompanying notes are an integral part of the financial statements.

                       16 - Scudder Global Discovery Fund

                               Statement of Operations

                           six months ended April 30, 1999


Investment Income (loss)
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends (net of foreign taxes withheld of $80,823) .............         $    1,343,162
                  Interest .........................................................                649,595
                                                                                             ----------------
                                                                                                   1,992,757
                  Expenses:
                  Management fee ...................................................              2,048,916
                  Services to shareholders .........................................                619,478
                  Custodian and accounting fees ....................................                287,351
                  Distribution fees ................................................                 44,814
                  Administrative service fees ......................................                 35,173
                  Directors' fees and expenses .....................................                 29,013
                  Reports to shareholders ..........................................                 38,588
                  Auditing .........................................................                 39,216
                  Legal ............................................................                 12,052
                  Amortization of organization expenses ............................                  1,486
                  Registration fees ................................................                 30,634
                  Other ............................................................                 20,873
                                                                                             ----------------
                  Total expenses before reductions .................................              3,207,594
                  Expense reductions ...............................................                (18,123)
                                                                                             ----------------
                  Expenses, net ....................................................              3,189,471
                  -------------------------------------------------------------------------------------------
                  Net investment income (loss)                                                   (1,196,714)
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments ......................................................             27,417,892
                  Foreign currency related transactions ............................                 10,046
                                                                                             ----------------
                                                                                                 27,427,938
                  Net unrealized  appreciation  (depreciation) during the period on:
                  Investments ......................................................             47,019,367
                  Foreign currency related transactions ............................                (16,287)
                                                                                             ----------------
                                                                                                  47,003,080
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                     74,431,018
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $   73,234,304
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                       17 - Scudder Global Discovery Fund

                       Statements of Changes in Net Assets

Increase (Decrease) in Net Assets                                            Six Months        Year Ended
                                                                                Ended          October 31,
                                                                           April 30, 1999         1998
-----------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) ........................... $   (1,196,714)   $   (1,674,161)
                  Net realized gain (loss) from investment transactions ..     27,427,938         2,110,032
                  Net unrealized appreciation (depreciation) on
                     investment transactions during the period ...........     47,003,080         2,940,060
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets resulting from
                     operations ..........................................     73,234,304         3,375,931
                                                                           ----------------  ----------------
                  Distributions to shareholders from:
                     Net investment income-- Scudder Shares ..............             --        (9,815,437)
                                                                           ----------------  ----------------
                     Net realized gains-- Scudder Shares .................             --       (21,794,909)
                                                                           ----------------  ----------------
                  Fund share transactions:
                  Proceeds from shares sold ..............................    191,468,063       203,840,754
                  Net asset value of shares issued to shareholders in
                  reinvestment of distributions ..........................             --        29,399,080
                  Cost of shares redeemed ................................   (203,775,354)     (225,398,432)
                                                                           ----------------  ----------------
                  Net increase (decrease) in net assets from Fund share ..    (12,307,291)        7,841,402
                  transactions                                             ----------------  ----------------
                  Increase (decrease) in net assets ......................     60,927,013       (20,393,013)
                  Net assets at beginning of period ......................    328,728,941       349,121,954
                  Net assets at end of period (including accumulated
                  distributions in excess of net investment income of      ----------------  ----------------
                  $5,415,863 and $4,219,149, respectively) ............... $  389,655,954    $  328,728,941
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.

                       18 - Scudder Global Discovery Fund

                                Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Scudder Shares (b)

                                                 Six Months Ended                  Years Ended October 31,
                                                April 30, 1999(a)   1998(a)     1997(a)     1996(a)      1995       1994
------------------------------------------------------------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------
Net asset value, beginning of period ............     $19.81        $ 21.64    $ 20.45     $ 17.54     $ 16.27    $ 16.14
Income from investment operations:                 ---------------------------------------------------------------------------
Net investment income (loss) ....................       (.07)          (.10)      (.12)       (.04)       (.03)      (.02)
Net realized and unrealized gain (loss) on
   investment transactions ......................       4.51            .32       2.30        3.59        1.38        .48
                                                   ---------------------------------------------------------------------------
Total from investment operations ................       4.44            .22       2.18        3.55        1.35        .46
                                                   ---------------------------------------------------------------------------
Less distributions:
From net investment income ......................         --           (.64)      (.13)       (.20)          --         --
In excess of net investment income ..............         --             --         --          --          --       (.18)
From net realized gains on investment
  transactions ..................................         --          (1.41)      (.86)       (.44)       (.08)      (.15)
                                                   ---------------------------------------------------------------------------
Total distributions .............................         --          (2.05)      (.99)       (.64)       (.08)      (.33)
                                                   ---------------------------------------------------------------------------
Net asset value, end of period ..................     $24.25        $ 19.81    $ 21.64     $ 20.45     $ 17.54    $ 16.27
                                                   ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................      22.41**         1.19      11.14       20.97        8.32      2.80(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........        354            310        349         351         255        256
Ratio of operating expenses, net to average
  daily net assets (%) ..........................       1.67*          1.65       1.63        1.60        1.69       1.70
Ratio of operating expenses before expense ......       1.67*          1.65       1.63        1.60        1.69       1.76
   reductions, to average daily net assets (%)
Ratio of net investment income (loss) to average
  daily net assets (%) ..........................     (.60)*          (.45)      (.58)       (.20)       (.12)      (.28)
Portfolio turnover rate (%) .....................      49.5*           40.6       60.5        63.0        43.7       45.8

(a)  Based on monthly average shares outstanding during the period.
(b) On April 16, 1998 existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.
(c) Total return would have been lower had certain expenses not been reduced. * Annualized
**   Not annualized

                       19 - Scudder Global Discovery Fund

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.


Class A

                                                                                                              For the Period
                                                                                                              April 16, 1998
                                                                                                             (commencement of
                                                                                                             sale of Class A
                                                                                          Six Months Ended     shares) to
                                                                                             April 30, 1999   October 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                                                                                         -------------------------------------
Net asset value, beginning of period ...........................................               $19.78           $23.98
                                                                                         -------------------------------------
Income from investment operations:
Net investment income (loss) ...................................................                 (.10)            (.09)
Net realized and unrealized gain (loss) on investment transactions .............                 4.50            (4.11)
                                                                                         -------------------------------------
Total from investment operations ...............................................                 4.40            (4.20)
                                                                                         -------------------------------------

                                                                                         -------------------------------------
Net asset value, end of period .................................................               $24.18           $19.78
                                                                                         -------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) (c) .......................................................                22.24**         (17.51)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................                   20               11
Ratio of operating expenses, net to average daily net assets (%) ...............                 1.95*            1.95*
Ratio of operating expenses before expense reductions, to average daily net assets (%)           2.18*            2.20*
Ratio of net investment income (loss) to average daily net assets (%) ..........                 (.84)*          (1.00)*
Portfolio turnover rate (%) ....................................................                49.5*            40.6

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return does not reflect the effect of any sales charges.
(c)   Total return would have been lower had certain expenses not been reduced.
*     Annualized
**    Not annualized

                       20 - Scudder Global Discovery Fund

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.


Class B

                                                                                                              For the Period
                                                                                                              April 16, 1998
                                                                                                             (commencement of
                                                                                                             sale of Class B
                                                                                          Six Months Ended     shares) to
                                                                                             April 30, 1999   October 31, 1998
------------------------------------------------------------------------------------------------------------------------------
 ...............................................................................         -------------------------------------
Net asset value, beginning of period ...........................................               $19.70           $23.98
                                                                                         -------------------------------------
Income from investment operations:
Net investment income (loss) ...................................................                 (.18)            (.18)
Net realized and unrealized gain (loss) on investment transactions .............                 4.47            (4.10)
                                                                                         -------------------------------------
Total from investment operations ...............................................                 4.29            (4.28)
                                                                                         -------------------------------------

                                                                                         -------------------------------------
Net asset value, end of period .................................................               $23.99           $19.70
                                                                                         -------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ...........................................................                21.78**         (17.85)(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................                   11                6
Ratio of operating expenses, net to average daily net assets (%) ...............                 2.67*            2.83*
Ratio of operating expenses before expense reductions, to average daily net assets (%)           2.67*            3.13*
Ratio of net investment income (loss) to average daily net assets (%) ..........                (1.58)*          (1.87)*
Portfolio turnover rate (%) ....................................................                49.5*            40.6

(a)  Based on monthly average shares outstanding during the period.
(b)  Total return does not reflect the effect of any sales charges.
(c)  Total return would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized

                       21 - Scudder Global Discovery Fund

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.


Class C

                                                                                                              For the Period
                                                                                                              April 16, 1998
                                                                                                             (commencement of
                                                                                                             sale of Class C
                                                                                          Six Months Ended     shares) to
                                                                                             April 30, 1999   October 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                                                                                         -------------------------------------
Net asset value, beginning of period ...........................................               $19.70           $23.98
                                                                                         -------------------------------------
Income from investment operations:
Net investment income (loss) ...................................................                (.19)            (.17)
Net realized and unrealized gain (loss) on investment transactions .............                 4.48           (4.11)
                                                                                         -------------------------------------
Total from investment operations ...............................................                 4.29           (4.28)
                                                                                         -------------------------------------

                                                                                         -------------------------------------
Net asset value, end of period .................................................               $23.99           $19.70
                                                                                         -------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ...........................................................              21.78**       (17.85)(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................                    5                2
Ratio of operating expenses, net to average daily net assets (%) ...............                2.73*            2.80*
Ratio of operating expenses before expense reductions, to average daily net assets (%)          2.73*            3.23*
Ratio of net investment income (loss) to average daily net assets (%) ..........              (1.65)*          (1.88)*
Portfolio turnover rate (%) ....................................................                49.5*             40.6

(a)    Based on monthly average shares outstanding during the period.
(b)    Total return does not reflect the effect of any sales charges.
(c)    Total return would have been lower had certain expenses not been reduced.
*      Annualized
**     Not annualized

                       22 - Scudder Global Discovery Fund

                            Notes to Financial Statements

                         A. Significant Accounting Policies

Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (formerly known as Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares are generally not available to new investors and are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                       23 - Scudder Global Discovery Fund

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $5,304,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006, the expiration date, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not

                       24 - Scudder Global Discovery Fund
distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $85,897,070 and $87,361,033, respectively.

                               C. Related Parties

Management Agreement. Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the six months ended April 30, 1999, the fee pursuant to the Agreement amounted to $2,048,916, of which $313,319 was unpaid at April 30, 1999.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C.

                       25 - Scudder Global Discovery Fund

Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 1999, the Distribution Fee was as follows:

           Distribution Fee              Total Aggregated          Unpaid at
                                                                 April 30, 1999
  ------------------------------------   ------------------   ------------------
  Class B ............................      $  31,876              $   6,677
  Class C ............................         12,938                  2,769
                                         ------------         --------------
                                            $  44,814              $   9,446
                                            =========              =========

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 1999 aggregated $145,372, of which $136,883 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 1999, the CDSC for Classes B and C aggregated $8,353 and $1,142, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 1999, the Administrative Service Fee was as follows:

           Administrative                         Total             Fees Waived by             Unpaid at
            Service Fee                         Aggregate                  KDI               April 30, 1999
      ------------------------------------   ------------------   ---------------------  ---------------------
      Class A                                   $  20,235              $  18,123              $   2,112
      Class B                                      10,625                     --                  2,042
      Class C                                       4,313                     --                  1,153
                                             ------------         --------------         --------------
                                                $  35,173              $  18,123              $   5,307
                                                =========              =========              =========

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the six months ended April 30, 1999, the amount charged to Classes A, B and C by KSC aggregated $33,058, $16,416 and $6,016, respectively, of which $16,899 is unpaid at April 30, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the six months ended April 30, 1999, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $339,168, of which $54,413 is unpaid at April 30, 1999.

                       26 - Scudder Global Discovery Fund

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the six months ended April 30, 1999, the amount charged to the Scudder Shares by STC aggregated $105,802, of which $17,917 is unpaid at April 30, 1999.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $196,274, of which $66,826 is unpaid at April 30, 1999.

Directors Fees. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, the Directors fees and expenses aggregated $29,013.

                                D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

                       27 - Scudder Global Discovery Fund

                          E. Capital Share Transactions

The following table summarizes capital share and dollar activity in the Fund:

                                                                Six months ended                       Year ended
                                                                 April 30, 1999                     October 31, 1998
                                                        ----------------------------------  ---------------------------------
                                                            Shares            Dollars           Shares           Dollars
Shares sold
Scudder Shares ..................................            3,671,356    $   83,546,911         6,972,104   $  148,104,107
Class A .........................................            4,370,045       100,284,812         2,260,575       46,546,836
Class B .........................................              228,900         5,170,753           309,368        6,651,125
Class C .........................................              109,765         2,465,587           117,930        2,538,686
                                                          --------------   --------------    --------------   -------------
                                                             8,380,066       191,468,063         9,659,977      203,840,754
                                                          --------------   --------------    --------------   -------------

Shares issued to shareholders in reinvestment of
   distributions
Scudder Shares ..................................                   --                --         1,514,636   $   29,399,080
Class A .........................................                   --                --                --               --
Class B .........................................                   --                --                --               --
Class C .........................................                   --                --                --               --
                                                          --------------   --------------    --------------   -------------
                                                                    --                --         1,514,636       29,399,080
                                                          --------------   --------------    --------------   -------------

Shares redeemed
Scudder Shares ..................................          (4,704,836)    $(107,380,989)       (8,999,114)   $(190,396,588)
Class A .........................................          (4,112,452)       (94,596,464)       (1,688,347)     (34,483,052)
Class B .........................................             (53,567)       (1,212,172)          (19,209)        (386,029)
Class C .........................................             (26,365)         (585,729)           (6,650)        (132,763)
                                                          --------------   --------------    --------------   -------------
                                                            (8,897,220)     (203,775,354)      (10,713,320)    (225,398,432)
                                                          --------------   --------------    --------------   -------------

Net increase (decrease)
Scudder Shares ..................................          (1,033,480)    $ (23,834,078)         (512,374)   $ (12,893,401)
Class A .........................................              257,593         5,688,348           572,228       12,063,784
Class B .........................................              175,333         3,958,581           290,159        6,265,096
Class C .........................................               83,400         1,879,858           111,280        2,405,923
                                                          --------------   --------------    --------------   -------------
                                                              (517,154)   $  (12,307,291)          461,293   $    7,841,402
                                                          --------------   --------------    --------------   -------------

                       28 - Scudder Global Discovery Fund

                        Report of Independent Accountants

To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Global Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund (the "Fund") at April 30, 1999, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                             PricewaterhouseCoopers LLP
June 11, 1999




                       29 - Scudder Global Discovery Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Global Discovery Fund (the "Fund") was held on December 17, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         9,209,440           253,378           330,107              0


2. To approve the revision of the Fund's fundamental lending policy.

                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------
         7,622,161           402,257           476,189          1,292,318





--------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.



                       30 - Scudder Global Discovery Fund

                                   This Page
                                 intentionally
                                  left blank.







                       31 - Scudder Global Discovery Fund

                             Officers and Directors

Daniel Pierce*
Chairman of the Board,
Vice President and Director

Nicholas Bratt*
President and Director

Paul Bancroft III
Director; Consultant and
Venture Capitalist

Sheryle J. Bolton
Director; Chief Executive
Officer, Scientific Learning
Corporation

William T. Burgin
Director; General Partner,
Bessemer Venture Partners

Keith R. Fox
Director; Private Equity
Investor

William H. Luers
Director; Chairman and
President, U.N. Association of
the U.S.A.

Kathryn L. Quirk*
Director, Vice President and
Assistant Secretary

Joan E. Spero
Director; President, Doris Duke
Charitable Foundation

Thomas J. Devine
Honorary Director; Consultant

William H. Gleysteen, Jr.
Honorary Director; Consultant;
Guest Scholar, Brookings
Institute

Robert G. Stone, Jr.
Honorary Director; Chairman
Emeritus of the Board and
Director, Kirby Corporation

Susan E. Dahl*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

Gerald J. Moran*
Vice President

M. Isabel Saltzman*
Vice President

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                       *Scudder Kemper Investments, Inc.


                       32 - Scudder Global Discovery Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                       33 - Scudder Global Discovery Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                       34 - Scudder Global Discovery Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                       35 - Scudder Global Discovery Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999



LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
KEMPER GLOBAL DISCOVERY FUND SEEKS ABOVE-AVERAGE CAPITAL
APPRECIATION OVER THE LONG-TERM BY INVESTING PRIMARILY IN EQUITY
SECURITIES OF SMALL COMPANIES LOCATED THROUGHOUT THE WORLD.

KEMPER GLOBAL DISCOVERY FUND IS PROPERLY KNOWN AS
GLOBAL DISCOVERY FUND.

KEMPER
GLOBAL
DISCOVERY FUND

             "... our ability to outperform both our peers and the
                 index during this period of very narrow market performance was mainly due to the outstanding performance of some of our larger positions. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Country Concentrations
9
Largest Holdings
10
Report Of Independent Auditors
11
Portfolio Of Investments
18
Financial Statements
21
Financial Highlights
25
Notes to Financial Statements
31
Shareholders' Meeting


--------------------------------------------------------------------------------
 KEMPER GLOBAL DISCOVERY FUND
 TOTAL RETURNS
--------------------------------------------------------------------------------
 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE)


                                  [BAR GRAPH]
--------------------------------------------------------------------------------

KEMPER GLOBAL DISCOVERY FUND CLASS A                22.24%
KEMPER GLOBAL DISCOVERY FUND CLASS B                21.78%
KEMPER GLOBAL DISCOVERY FUND CLASS C                16.48%
LIPPER GLOBAL SMALL CAP FUNDS CATEGORY AVERAGE*     21.78%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. KEMPER GLOBAL DISCOVERY FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED APRIL 16, 1998.

 NET ASSET VALUE

                                                                   AS OF     AS OF
                                                                  4/30/99   10/31/98
----------------------------------------------------------------------------------------
    KEMPER GLOBAL DISCOVERY FUND CLASS A                           $24.18    $19.78
----------------------------------------------------------------------------------------
    KEMPER GLOBAL DISCOVERY FUND CLASS B                           $23.99    $19.70
----------------------------------------------------------------------------------------

    KEMPER GLOBAL DISCOVERY FUND CLASS C                           $23.99    $19.70
----------------------------------------------------------------------------------------

 KEMPER GLOBAL DISCOVERY FUND
 LIPPER RANKINGS AS OF 4/30/99*

 COMPARED TO ALL OTHER FUNDS IN THE LIPPER GLOBAL SMALL CAP FUNDS CATEGORY

                                                            CLASS A         CLASS B             CLASS C
-----------------------------------------------------------------------------------------------------------
    1-YEAR                                               #2 of 43 FUNDS   #4 of 43 FUNDS   #3 of 43 FUNDS
-----------------------------------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
[MORNINGSTAR EQUITY STYLE BOX]
--------------------------------------------------------------------------------

Source: Morningstar, Inc. Chicago, IL. (312)696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER- TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER GLOBAL DISCOVERY FUND IN THE WORLD STOCK CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

CURRENCY DEVALUATION. A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing an investment's total return, because when investments are converted back into U.S. dollars it takes more of the foreign currency to purchase U.S. dollars.

FUNDAMENTAL RESEARCH. Analysis of a company's financial statements to project future stock price changes. Considers past records of sales and earnings as well as the future impact of products, consumer markets, and management in weighting a company's prospects. This is distinct from TECHNICAL ANALYSIS, which evaluates the attractiveness of a stock based on historical price and trading volume movements.

PRICE/EARNINGS RATIO (also "P/E" or "earnings multiple"). A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earnings on a per share basis. A high earnings multiple indicates a high expected growth rate and generally greater risk; a lower multiple is associated with mature or out-of-favor companies, and typically lower stock price volatility.

SOURCE: SCUDDER KEMPER INVESTMENTS, INC. AND BARRON'S DICTIONARY OF FINANCE AND INVESTMENT TERMS

PERFORMANCE UPDATE

[MORAN PHOTO]

GERALD J. MORAN IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND IS THE LEAD PORTFOLIO MANAGER FOR KEMPER GLOBAL DISCOVERY FUND. HE HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1991. MORAN HAS MORE THAN 30 YEARS OF INDUSTRY EXPERIENCE AND HAS WORKED EXCLUSIVELY WITH SMALL COMPANY STOCKS FOR THE LAST DECADE.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999, KEMPER GLOBAL DISCOVERY FUND'S RETURNS NOT ONLY OUTPACED ITS PEERS AND ITS BENCHMARK BUT ALSO TOPPED THE SOLELY U.S. SMALL-CAP AVERAGE AND EDGED PAST THE STANDARD & POOR'S 500. IN A MARKET THAT WAS FAR FROM PLUM FOR SMALL-CAP INVESTORS, LEAD PORTFOLIO MANAGER GERALD MORAN DISCUSSES HOW HE AND HIS TEAM WERE ABLE TO ACCOMPLISH SUCH A FEAT.

Q     SIX MONTHS AGO, THE WORLD MARKETS LOOKED VERY DIFFERENT. JAPAN'S MARKET
WAS LANGUISHING, EMERGING MARKETS WERE COLLAPSING AND EUROPE'S MARKET WAS STABLE. TODAY, WE FIND JAPAN AND EMERGING MARKETS HAVE LED AND EUROPE IS STAGNATING. WHAT HAPPENED?

A     It has been a most interesting period. Three times last fall, the U.S.
Federal Reserve cut interest rates in an effort to stem tightening credit conditions. As credit spreads narrowed, liquidity spilled into the U.S. equity market, particularly large capitalization technology and retail stocks. In December, Europe cut rates to stimulate slowing gross domestic product (GDP) growth.

      In early 1999, the U.S. market remained strong, a large rate cut supported the United Kingdom's market and continental Europe was troubled by economic growth concerns. A changing political climate brought center-left or social democrat governments into power in many major European countries. This meant that much needed reforms that could help business interests were in jeopardy, and this led to a weakness in business confidence. Meanwhile, the euro steadily weakened because of concerns the U.S. would raise interest rates while Europe might see further rate cuts. This economic uncertainty drove European markets down.

      Negative news coming from key technology firms caused investors to briefly turn their backs on the technology sector in February, causing a 10 percent slide in the NASDAQ 100 and similarly impacting many world markets. Japan cut interest rates in late February in an effort to stimulate domestic growth. Investors showed their approval of the cut and their optimism for potential corporate restructuring by sending Japanese stocks up almost 14 percent in March. Low interest rates worldwide created a flood of global liquidity that provided a big support to emerging markets. Despite Brazil's currency devaluation in January, the Latin American and Asian emerging markets staged a remarkable recovery over the next few months.

      In March, strong economic numbers helped push the Dow Jones industrial average over 10,000 for the first time. The one dark spot was Europe, where concerns about slowing growth continued to weigh on the equity markets. A long-awaited European interest rate cut on April 9 finally triggered a rise in most major European markets and gave hope to the thought that growth might be returning to the area.

      By the end of the period, investors were growing increasingly nervous about the valuations of large-capitalization U.S. technology stocks. We witnessed major U.S. companies beating profit forecasts, but suffering punishment to their share prices in this environment. Overseas markets were very sensitive to swings in these

PERFORMANCE UPDATE

stocks because of the perceived link between these stocks and the overall health of the U.S. equity market.

Q     HOW DID KEMPER GLOBAL DISCOVERY FUND PERFORM AGAINST THIS BACKDROP?

A     While this period wasn't particularly favorable for small-caps, we are pleased to report that we did quite well. The fund was up 22.24 percent (Class A shares, unadjusted for any sales charge) for the period vs. the Lipper Global Small Cap category average, which returned 16.48 percent, and the Salomon Brothers World Equity Market Index,* up 13.75 percent. As in the past, our ability to outperform both our peers and the index during this period of very narrow market performance was mainly due to the outstanding performance of some of our larger positions.

      VISX, a U.S.-based company that manufactures the lasers used in vision correction surgery, was a real standout. Americans are increasingly making the decision to throw out their glasses and contact lenses by opting to have this surgery and the company continues to grow as a result. Not only does VISX dominate the market for laser corrective surgery, it holds a patent that allows it to collect $250 per eyeball corrected. As the largest holding and most profitable stock in the portfolio, VISX seems to still have a great deal of growth potential ahead.

      Our top holdings also include some more familiar names. Tiffany & Co., the high-end retailer known for its distinctive blue box, is the fifth largest holding in the fund. The strong U.S. economy and increased disposable income resulting from it, are driving sales, and performance, for this holding.

      Moving into 1999, we saw the technology sector correct and European stock returns were weakened by a substantial decline in the euro. But again, certain holdings helped bolster the fund during rough periods in the markets. UK holdings performed well led by long-time portfolio stalwart Serco Group, a British outsourcing company.

* THE SALOMON BROTHERS WORLD EQUITY EXTENDED MARKET INDEX (EMI) IS AN UNMANAGED, SMALL CAPITALIZATION STOCK UNIVERSE DERIVED FROM 22 COUNTRIES. THE INDEX IS COMPRISED OF THE SMALLEST 20 PERCENT OF GLOBAL SMALL-CAP STOCKS.

Q     HOW DOES THIS PERFORMANCE COMPARE TO DOMESTIC SMALL-CAPS?

A     The Lipper domestic small cap category was up 14.68 percent so we outperformed U.S. small caps by 7.56 percent. This outperformance clearly illustrates the benefits of global reach; we are able to select small-cap stocks we feel are the best the WORLD has to offer. While it was a close finish, we slightly trailed the 22.31 percent return of the Standard & Poor's 500, a strictly U.S. market index dominated by larger company names. Stock selection was again the key. Small-cap stocks did not do as well as large-cap companies over the period. It was the strength of some of our well-selected names that helped this fund outpace its Lipper benchmark.

Q     AND WHAT IS YOUR PROCESS FOR FINDING THESE TOP-NOTCH COMPANIES?

A     To arrive at the roughly 100 names that make-up the portfolio, our management team and analysts filter the global small cap universe by reviewing seven key business attributes such as competitive position, prospects for repeat revenues and the quality of company management.

      Following this initial review, 93 percent of the researched companies are eliminated. The remaining seven percent are then subjected to further detailed analysis including a review of the industry they operate in and the markets in which they invest.

      The portfolio is very concentrated with the top 10 holdings accounting for roughly 40 percent of the portfolio while the top 50 stocks constitute nearly 90 percent of the fund. To attempt to minimize risk, we then diversify among these names by country, industry and market sector.

      During this period, we stayed with the high-quality, high growth stocks during the down period in the fall. As we moved into the new year we trimmed the high-growth, long duration exposure by trimming some of last years big technology winners such as Network Appliance (U.S.) and Vitesse Semiconductor (U.S.). As we neared the end of the first quarter of this year, we saw a shift in the market from growth to value-style investing so we thought it was an opportune time to take profits and position the portfolio more conservatively. We brought our position in energy stocks up to more significant levels as oil prices dipped to valuations that seem certain to bounce back later in the year. We also maintained a high level of our holdings in Europe, shifting slightly toward stocks in the UK by buying several information technology companies in that market.

Q     WHAT APPROACH ARE YOU TAKING TO AN APPARENTLY REBOUNDING JAPAN?

A     As small-cap investors, the opportunities in Japan are not as plentiful as they are for investors with a larger company focus so, while we did increase our exposure to this market, we still ended the period at roughly a 2 percent

PERFORMANCE UPDATE

weight. We are impressed with what we are seeing in Japan but there are reasons to remain cautious. Up 25.3 percent* over the period, this market is enjoying quite a change from the mediocre and negative performance numbers that had been coming out of that country for the past four years. Despite record unemployment and a shrinking gross domestic product (GDP), investors poured money into the Japanese stock market in 1999. They are optimistic about a corporate restructuring trend and the Bank of Japan's loose monetary policy.

* SOURCE: DATASTREAM AND FT/S&P WORLD INDICES. THE INDEX PROVIDES A GENERAL REPRESENTATION OF THE PERFORMANCE OF THE JAPANESE STOCK MARKET.

Q     WITH PERFORMANCE THAT EVEN OUTPACED THE S&P 500, IT IS HARD TO IMAGINE
THAT THERE WERE DISAPPOINTMENTS DURING THE PERIOD. BUT, IN HINDSIGHT, ARE THERE THINGS THAT YOU WOULD HAVE DONE DIFFERENTLY?

A     Sterling Commerce was a major disappointment. Despite posting a strong earnings price, performance was less than stellar. As one of our top-ten positions, it detracted significantly from performance. We also found it necessary to sell our position in MobilComm, a German telecommunications company, as competition in that market proved stronger than expected and diminished the long-term prospects for the company.

Q     WHAT IS YOUR OUTLOOK FOR SMALLER CAP STOCKS AND GLOBAL MARKETS IN GENERAL?

A     The market consensus seems to be that the crisis period we endured as recently as last fall has passed. We are seeing strong economic signals that are slightly more tenuous in Latin America and a little less so in Asia. Economies are slowly recovering and beginning to address the structural issues that must be resolved. This has buoyed markets.

      Speaking just of small caps, the gap between large- and small-cap companies continues to be quite big despite the fact smaller company valuations are at the lowest levels (relative to large cap stocks) they've been in 30 years in the U.S. Similar disparities exist abroad. The key is really with the investors and whether they decide to turn their attention away from larger names and toward more aggressive, smaller companies. That will swing the balance. The favor still seems to be with very few, large-cap companies that are at unprecedented price/ earnings ratios. Clearly, there is better value in small caps and, we believe, far greater growth potential.

Q     WHAT ARE THE RISKS TO THIS OUTLOOK?

A     One risk is that strong economic growth will eventually result in a decision to raise interest rates, which would have a negative impact on all equity securities. At the writing of this report, Federal Reserve Board Chairman Alan Greenspan has insinuated that such an increase is possible. In the U.S., signs of "irrational exuberance" were first spotted by Chairman Greenspan when the market was 3,000 points lower than it is now!

      A second risk to this portfolio is a continuation of the trend toward value and cyclical stocks. We have gotten our performance by picking core growth stocks that have, over time, performed quite well from an earnings standpoint. These stocks also tended to increase in multiples of earnings as more and more investors became interested in them. This new environment could prove challenging for the fund. We expect the companies we hold to continue to crank out strong earnings numbers but a shift in investor sentiment could move them to the back burner. We are a diversified fund and, as I mentioned, we have taken steps to pull back the degree of high-growth stocks but growth will continue to be the driving force in the portfolio.

COUNTRY CONCENTRATIONS

GEOGRAPHIC COMPOSITION OF KEMPER GLOBAL DISCOVERY FUND
BASED ON TOTAL COMMON STOCKS AS OF APRIL 30, 1999

                                  [BAR GRAPH]

United States                                                        50.00
United Kingdom                                                       14.00
Ireland                                                              10.00
Portugal                                                              3.00
Germany                                                               3.00
Netherlands                                                           3.00
France                                                                3.00
Italy                                                                 2.00
Japan                                                                 2.00
Switzerland                                                           1.00
Spain                                                                 1.00
Austria                                                               1.00
Finland                                                               1.00
Israel                                                                1.00
Luxemborg                                                             1.00
Other                                                                 4.00

LARGEST HOLDINGS

GLOBAL DISCOVERY TOP 20 HOLDINGS*
Representing 54.3 percent of the fund's equity holdings on April 30,
1999

---------------------------------------------------------------------------
            HOLDINGS                      COUNTRY                   PERCENT
---------------------------------------------------------------------------
1.          VISX INC.                     United States              9.0%
---------------------------------------------------------------------------

2.          S & P MID-CAP 400 DEPOSITORY  United States              4.7%
            RECEIPTS
---------------------------------------------------------------------------
3.          SERCO GROUP PLC               United Kingdom             4.0%
---------------------------------------------------------------------------
4.          NETWORK APPLIANCE, INC.       United States              4.0%
---------------------------------------------------------------------------
5.          TIFFANY & CO.                 United States              3.3%
---------------------------------------------------------------------------

6.          VITESSE SEMICONDUCTOR CORP.   United States              3.2%
---------------------------------------------------------------------------

7.          FISERV INC.                   United States              2.8%
---------------------------------------------------------------------------
8.          STERLING COMMERCE, INC.       United States              2.5%
---------------------------------------------------------------------------

9.          ALTRAN TECHNOLOGIES S.A.      France                     2.3%
---------------------------------------------------------------------------
10.         IHC CALAND NV                 Netherlands                2.1%
---------------------------------------------------------------------------
11.         ANGLO IRISH BANK CORP. PLC    Ireland                    2.0%
---------------------------------------------------------------------------
12.         FUJITSU SUPPORT AND SERVICE   Japan                      1.9%
            INC.
---------------------------------------------------------------------------
13.         PROVIDENT FINANCIAL PLC       United Kingdom             1.8%
---------------------------------------------------------------------------
14.         BILLING CONCEPTS              United States              1.7%
---------------------------------------------------------------------------
15.         IRISH PERMANENT PLC           Ireland                    1.7%
---------------------------------------------------------------------------
16.         TELECEL-COMUNICACOES          Portugal                   1.6%
            PESSOAIS, S.A.
---------------------------------------------------------------------------
17.         RM PLC                        United Kingdom             1.5%
---------------------------------------------------------------------------
18.         JURY'S HOTEL GROUP PLC        Ireland                    1.4%
---------------------------------------------------------------------------
19.         ESAT TELECOM GROUP PLC        Ireland                    1.4%
---------------------------------------------------------------------------
20.         SYMBOL TECHNOLOGIES INC.      United States              1.4%
---------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS OF GLOBAL/INTERNATIONAL FUND, INC.
AND TO THE SHAREHOLDERS OF GLOBAL DISCOVERY FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund (the "Fund") at April 30, 1999, the results of its operations for the six months then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts
                                          June 11, 1999

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL DISCOVERY FUND
PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 1999

-------------------------------------------------------------------------------------------------------------------------
                                                                                             PRINCIPAL      MARKET
REPURCHASE AGREEMENTS--4.2%                                                                  AMOUNT ($)    VALUE ($)
-------------------------------------------------------------------------------------------------------------------------

                                              Repurchase Agreement with Donaldson, Lufkin &
                                                Jenrette dated 4/30/1999 at 4.87%, to be
                                                repurchased at $16,223,581 on 5/3/1999,
                                                collateralized by a $16,254,000 U.S.
                                                Treasury Inflationary Index Note, 3.375%,
                                                1/15/2007 (Cost $16,217,000)                 16,217,000    16,217,000
                                              ---------------------------------------------------------------------------
    COMMON STOCKS--95.8%                                                                       SHARES

    AUSTRALIA--0.2%
                                              CI Technologies Group, Ltd.
                                                (DEVELOPER OF PROCESS MONITORING AND
                                                INDUSTRIAL AUTOMATION SOFTWARE)                219,700        763,279
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    AUSTRIA--0.7%
                                              Eybl International AG*
                                                (PRODUCER OF TEXTILES FOR AUTOMOBILES SOLD
                                                WORLDWIDE)                                      13,700        412,530
                                              Schoeller Bleckmann Oilfield Equipment AG
                                                (MANUFACTURER OF COMPONENTS FOR OIL AND GAS
                                                DRILLING EQUIPMENT)                             17,000        932,194
                                              Topcall International AG
                                                (DEVELOPER, MARKETER, AND SUPPORTER OF
                                                HIGH-END UNIFIED MESSAGING SYSTEMS)             40,600      1,417,710
                                              ---------------------------------------------------------------------------
                                                                                                            2,762,434
-------------------------------------------------------------------------------------------------------------------------

    BERMUDA--0.3%
                                              Central European Media Enterprises Ltd. "A"*
                                                (OWNER AND OPERATOR OF NATIONAL AND
                                                REGIONAL PRIVATE COMMERCIAL TELEVISION
                                                STATIONS IN CENTRAL AND EASTERN EUROPE)        146,100      1,196,194
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    CANADA--0.4%
                                              QLT Phototherapeutics Inc.*
                                                (DEVELOPER OF PHARMACEUTICAL PRODUCTS)          36,400      1,651,481
                                              StressGen Biotechnologies Corp. "A"*
                                                (DEVELOPER OF PRODUCTS FOR TREATMENT OF
                                                CANCER AND CERTAIN INFECTIOUS DISEASES)        112,500        104,167
                                              ---------------------------------------------------------------------------
                                                                                                            1,755,648
-------------------------------------------------------------------------------------------------------------------------

    CROATIA--0.6%
                                              Pliva D.D. (GDR)
                                                (PHARMACEUTICAL COMPANY)                       159,800      2,532,830
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    FINLAND--0.9%
                                              JOT Automation Group Oyj
                                                (DEVELOPER OF PRODUCTION AUTOMATION
                                                SYSTEMS)                                        79,200      2,610,777
                                              KCI Konecranes International PLC "B"
                                                (MANUFACTURER OF ELEVATORS)                     21,920        810,585
                                              ---------------------------------------------------------------------------
                                                                                                            3,421,362

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
                                                                                               SHARES      VALUE ($)
-------------------------------------------------------------------------------------------------------------------------

    FRANCE--3.1%
                                              Altran Technologies, S.A.
                                                (PROVIDER OF ENGINEERING AND CONSULTING
                                                SERVICES)                                       37,993      9,031,836
                                              Dassault Systemes S.A.
                                                (COMPUTER AIDED DESIGN, MANUFACTURING AND
                                                ENGINEERING SOFTWARE)                           42,691      1,571,013
                                              Leon de Bruxelles S.A.
                                                (OPERATOR OF LOW COST FAMILY RESTAURANTS)       25,605      1,271,489
                                              Penauille Polyservices S.A.
                                                (INDUSTRIAL CLEANING AND SECURITY SERVICES)      1,460        383,481
                                              ---------------------------------------------------------------------------
                                                                                                           12,257,819
-------------------------------------------------------------------------------------------------------------------------

    GERMANY--3.1%
                                              ADVA AG Optical Networking*
                                                (MANUFACTURER OF OPTICAL NETWORKING
                                                PRODUCTS)                                        2,720        206,627
                                              Hawesko Holding AG
                                                (MARKETER OF WINES AND LIQUEURS AND RELATED
                                                PRODUCTS)                                       43,424      1,789,305
                                              Kamps AG
                                                (PRODUCER AND DISTRIBUTOR OF BAKED GOODS)       13,539        464,900
                                              Marschollek Lautenschlaeger und Partner AG
                                                (pfd)
                                                (INDEPENDENT LIFE INSURANCE COMPANY)             9,400      5,263,731
                                              Medion AG*
                                                (MARKETER AND DISTRIBUTOR OF MULTIMEDIA
                                                PRODUCTS AND VARIOUS CONSUMER APPLIANCES)        2,218        455,797
                                              Pfeiffer Vacuum Technology AG (ADR)*
                                                (MANUFACTURER OF VARIOUS PUMPS AND VACUUM
                                                SYSTEMS)                                        44,000      1,661,000
                                              PrimaCom AG*
                                                (DEVELOPER, MANAGER AND OPERATOR OF
                                                BROADBAND CABLE NETWORKS)                       11,971        518,566
                                              Telegate AG*
                                                (PROVIDER OF DIRECTORY ASSISTANCE SERVICES)     20,417        916,792
                                              W.E.T. Automotive Systems AG*
                                                (MANUFACTURER OF HEATING, WIRING, AND CABLE
                                                COMPONENTS)                                     17,945        881,630
                                              ---------------------------------------------------------------------------
                                                                                                           12,158,348
-------------------------------------------------------------------------------------------------------------------------

    GREECE--0.5%
                                              Panafon Hellenic Telecom S.A*.
                                                (PROVIDER OF MOBILE TELEPHONE SERVICES)         13,452        358,412
                                              STET Hellas Telecommunications S.A. (ADR)*
                                                (MOBILE TELECOMMUNICATION SERVICES)             58,221      1,571,967
                                              ---------------------------------------------------------------------------
                                                                                                            1,930,379
-------------------------------------------------------------------------------------------------------------------------

    HUNGARY--0.3%
                                              OTP Bank Rt (GDR)
                                                (SAVINGS AND COMMERCIAL BANK)                   23,300        992,580
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    INDONESIA--0.0%
                                              PT Steady Safe Transportation Service Tbk*
                                                (OPERATOR OF TAXIS AND BUSES IN JAKARTA)           444              3
                                              ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
                                                                                               SHARES      VALUE ($)
-------------------------------------------------------------------------------------------------------------------------

    IRELAND--9.2%
                                              Anglo Irish Bank Corp. PLC
                                                (PROVIDER OF FINANCIAL SERVICES FOR
                                                BUSINESS AND PRIVATE SECTORS)                2,726,230      7,921,093
                                              ESAT Telecom Group PLC (ADR)*
                                                (PROVIDER OF TELECOMMUNICATION SERVICES)       111,800      5,464,225
                                              Elan Corp. "A" (Warrants) expires 12/31/2001
                                                (DEVELOPER OF CONTROLLED-ABSORPTION DRUG
                                                DELIVERY SYSTEMS)                              133,000      3,790,500
                                              Green Property PLC
                                                (CONDUCTS OPERATIONS IN PROPERTY
                                                DEVELOPMENT, INVESTMENT AND TRADING)           354,880      2,240,624
                                              Irish Continental Group PLC
                                                (TRANSPORTER OF PASSENGERS, FREIGHT AND
                                                CONTAINERS BETWEEN IRELAND THE U.K. AND THE
                                                CONTINENT)                                     211,555      2,849,859
                                              Irish Life & Permanent PLC
                                                (RETAIL FINANCIAL SERVICES GROUP)              448,255      6,488,370
                                              Jury's Hotel Group PLC
                                                (HOTEL OPERATOR)                               583,745      5,489,125
                                              Ryan Hotels PLC
                                                (OWNER AND OPERATOR OF HOTEL CHAIN)          1,434,460      1,485,267
                                              ---------------------------------------------------------------------------
                                                                                                           35,729,063
-------------------------------------------------------------------------------------------------------------------------

    ISRAEL--0.9%
                                              Check Point Software Technologies Ltd.*
                                                (DEVELOPER, MARKETER AND SUPPORTER OF
                                                MANAGEMENT SOLUTIONS FOR ACTIVE NETWORKS)       96,300      3,394,575
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    ITALY--1.8%
                                              Aeroporti di Roma SpA
                                                (MANAGEMENT OF FIUMICINO AND CIAMPINO
                                                AIRPORTS)                                      211,000      1,580,588

                                              Bulgari SpA
                                                (MANUFACTURER AND RETAILER OF FINE JEWELRY,
                                                LUXURY WATCHES AND PERFUMES)                   444,800      2,678,734
                                              Safilo SpA
                                                (MANUFACTURER OF FRAMES FOR GLASSES)           518,000      2,577,749
                                              ---------------------------------------------------------------------------
                                                                                                            6,837,071
-------------------------------------------------------------------------------------------------------------------------

    JAPAN--2.3%
                                              Fujitsu Support and Service Inc.
                                                (PROVIDER OF INFORMATION SERVICES)              59,000      7,211,386
                                              Jafco Co., Ltd.
                                                (VENTURE CAPITAL COMPANY)                       37,000      1,852,323
                                              ---------------------------------------------------------------------------
                                                                                                            9,063,709
-------------------------------------------------------------------------------------------------------------------------

    LUXEMBOURG--1.1%
                                              Millicom International Cellular S.A.*
                                                (DEVELOPER AND OPERATOR OF CELLULAR
                                                TELEPHONE NETWORKS)                            127,400      4,395,300
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--3.0%
                                              Telegraaf Holding NV
                                                (LEADING PUBLISHER OF NEWSPAPERS, MAGAZINES
                                                AND BOOKS)                                      69,600      1,514,839
                                              IHC Caland NV
                                                (DREDGING AND OFFSHORE SERVICES)               178,580      8,094,314
                                              Tas Groep NV
                                                (SOFTWARE DEVELOPER)                           346,000      1,096,699
                                              United Pan-Europe Communications NV*
                                                (PROVIDER OF TELEVISION AND
                                                TELECOMMUNICATION SERVICES)                     15,564        804,941
                                              ---------------------------------------------------------------------------
                                                                                                           11,510,793

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
                                                                                               SHARES      VALUE ($)
-------------------------------------------------------------------------------------------------------------------------

    PHILIPPINES--0.4%
                                              International Container Terminal Services,
                                                Inc.*
                                                (CONTAINERIZED CARGO HANDLING FIRM)          15,415,650     1,540,551
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    POLAND--0.3%
                                              Pioneer Poland Fund
                                          (b)   (CLOSED-END INVESTMENT COMPANY)                3 units      1,199,104
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    PORTUGAL--2.9%
                                              Jeronimo Martins, SGPS, S.A.
                                                (FOOD PRODUCER AND RETAILER)                   150,925      4,967,172
                                              Telecel-Comunicacoes Pessoais, S.A.
                                                (CELLULAR COMMUNICATION SERVICES)               46,966      6,277,172
                                              ---------------------------------------------------------------------------
                                                                                                           11,244,344
-------------------------------------------------------------------------------------------------------------------------

    SPAIN--1.1%
                                              Aldeasa S.A.
                                                (OPERATOR OF AIRPORT DUTY-FREE SHOPS)           49,500      1,511,447
                                              TelePizza, S.A.*
                                                (OPERATOR OF FAST FOOD RESTAURANTS)            447,274      2,835,403
                                              ---------------------------------------------------------------------------
                                                                                                            4,346,850
-------------------------------------------------------------------------------------------------------------------------

    SWEDEN--0.3%
                                              Kinnevik AB "B"
                                                (DIVERSIFIED HOLDING COMPANY)                   53,200      1,166,528
                                              ---------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--1.2%
                                              Kuoni Reisen AG (Registered)
                                                (TRAVEL AGENCY)                                    867      3,068,624
                                              Lindt & Spruengli AG
                                                (MANUFACTURER OF CHOCOLATE AND
                                                CONFECTIONARY PRODUCTS)                             37         94,095
                                              Phoenix Mecano AG (Bearer)
                                                (MANUFACTURER OF HOUSINGS AND COMPONENTS
                                                FOR COMPUTERS)                                   3,537      1,622,796
                                              ---------------------------------------------------------------------------
                                                                                                            4,785,515
-------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--13.3%
                                              ARM Holdings PLC*
                                                (DESIGNER OF RISC MICROPROCESSORS AND
                                                RELATED TECHNOLOGY)                            340,800      3,662,046
                                              Aegis Group PLC
                                                (INDEPENDENT MEDIA SERVICES GROUP)             532,187      1,151,421
                                              Bodycote International PLC
                                                (HOLDING COMPANY)                              125,742      1,951,891
                                              Expro International Group PLC
                                                (PROVIDER OF OILFIELD SERVICES)                438,900      2,118,042
                                              Games Workshop Group PLC
                                                (MANUFACTURER OF TABLE TOP WAR GAME SYSTEMS
                                                AND MINIATURES)                                163,000      1,035,696
                                              Guardian IT PLC
                                                (PROVIDER OF BUSINESS CONTINUITY AND
                                                DISASTER RECOVERY SERVICES)                     84,016        837,918
                                              ICON PLC (ADR)*
                                                (PHARMACEUTICAL AND BIOTECHNOLOGICAL
                                                RESEARCH AND DEVELOPMENT SERVICES)              45,000        708,750
                                              ITNET PLC
                                                (SUPPLIER OF BUSINESS PROCESS MANAGEMENT
                                                SERVICES)                                      104,122        592,917
                                              Matalan PLC
                                                (CLOTHING RETAILER)                            256,786      3,188,867
                                              New Look Group PLC
                                                (RETAILER OF WOMENSWEAR)                       720,909      2,574,431
                                              PizzaExpress PLC
                                                (OPERATOR OF PIZZA RESTAURANTS)                133,213      1,960,720

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
                                                                                               SHARES      VALUE ($)
-------------------------------------------------------------------------------------------------------------------------
                                              Provident Financial PLC
                                                (PERSONAL FINANCE GROUP)                       420,642      7,016,801
                                              RM PLC
                                                (INFORMATION TECHNOLOGY SOLUTIONS TO
                                                EDUCATIONAL MARKETS)                           677,500      5,885,059
                                              Regent Inns PLC
                                                (OWNER AND OPERATOR OF HOTELS AND
                                                RESTAURANTS)                                   617,262      1,856,773
                                              Serco Group PLC
                                                (FACILITIES MANAGEMENT COMPANY)                703,700     15,621,201
                                              Synstar PLC*
                                                (PROVIDER OF IT SERVICES)                      378,178        815,171
                                              Taylor Nelson Sofres PLC
                                                (MARKET RESEARCH COMPANY)                      300,062        757,807
                                              ---------------------------------------------------------------------------
                                                                                                           51,735,511
-------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--47.9%
                                              Advent Software, Inc.*
                                                (PROVIDER OF STAND-ALONE AND CLIENT/SERVER
                                                SOFTWARE PRODUCTS)                              39,400      2,428,025
                                              America West Holdings Corp. "B"*
                                                (PASSENGER AIRLINE)                            203,200      4,241,800
                                              Anadarko Petroleum Corp.
                                                (OIL AND GAS EXPLORATION AND PRODUCTION)        56,100      2,128,294
                                              Aptargroup, Inc.
                                                (MANUFACTURER OF PACKAGING EQUIPMENT
                                                COMPONENTS)                                    118,200      3,309,600
                                              Axogen Ltd.*
                                                (DEVELOPER OF THERAPEUTIC PRODUCTS FOR
                                                NEUROLOGICAL DISORDERS)                        106,100      3,236,050
                                              Barrett Resources Corp.*
                                                (OIL AND GAS EXPLORATION AND PRODUCTION)        67,100      2,038,163
                                              Billing Concepts*
                                                (BILLING AND INFORMATION MANAGEMENT
                                                SERVICES)                                      538,300      6,661,463
                                              Black Box Corp.*
                                                (MANUFACTURER OF WIDE AREA NETWORKING
                                                PRODUCTS, DIRECT MARKETER OF COMPUTER
                                                PRODUCTS)                                       39,000      1,335,750
                                              CNF Transportation, Inc.
                                                (TRUCKING, AIR FREIGHT)                         95,700      4,180,894
                                              Concentra Managed Care, Inc.*
                                                (PROVIDER OF INTEGRATED NONRISK-BEARING
                                                WORKERS' COMPENSATION MANAGED CARE)            148,100      2,008,606
                                              Concord EFS, Inc.*
                                                (ELECTRONIC TRANSACTION AUTHORIZATION,
                                                PROCESSING, SETTLEMENT AND TRANSFER
                                                SERVICES)                                      126,000      4,205,250
                                              Dallas Semiconductor Corp.
                                                (MANUFACTURER OF SILICON INTEGRATED
                                                CIRCUITS AND SUBSYSTEMS)                        40,000      1,700,000
                                              Diamond Offshore Drilling, Inc.
                                                (OFFSHORE OIL AND GAS WELL DRILLING)           106,100      3,507,931
                                              Eagle USA Airfreight, Inc.*
                                                (PROVIDER OF AIRFREIGHT FORWARDING
                                                SERVICES)                                       14,500        529,250
                                              Fiserv Inc.*
                                                (PROVIDER OF DATA PROCESSING SERVICES)         187,162     10,960,675
                                              FortuneCity.com, Inc.*
                                                (PROVIDER OF NATIVE LANGUAGE COMMUNITIES
                                                LOCATED ON THE INTERNET)                        25,981        730,176
                                              G & K Services, Inc. "A"
                                                (UNIFORM RENTALS)                               52,100      2,435,675
                                              Healthcare Recoveries, Inc.*
                                                (PROVIDER OF RECOVERY SERVICES FOR PRIVATE
                                                HEALTHCARE PAYORS)                              17,300         79,472

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------------------------------------------------
                                                                                                            MARKET
                                                                                               SHARES      VALUE ($)
-------------------------------------------------------------------------------------------------------------------------
                                              IDX Systems Corp.*
                                                (PROVIDER OF HEALTH CARE INFORMATION
                                                SYSTEMS TO PHYSICIAN GROUPS AND ACADEMIC
                                                MEDICAL CENTERS)                               109,500      1,779,375
                                              MEDE AMERICA Corp.*
                                                (PROVIDER OF ELECTRONIC INTERCHANGE
                                                PRODUCTS AND SERVICES TO THE HEALTHCARE
                                                INDUSTRY)                                       65,200      1,695,200
                                              MIH Ltd.*
                                                (PROVIDER OF PAY-TV SERVICES)                   66,400      1,303,100
                                              Mercury Computer Systems, Inc.*
                                                (MANUFACTURER OF DIGITAL SIGNAL PROCESSING
                                                COMPUTER SYSTEMS)                               78,900      1,725,938
                                              Network Appliance, Inc.*
                                                (DESIGNER AND MANUFACTURER OF NETWORK DATA
                                                STORAGE DEVICES)                               308,200     15,506,313
                                              North Fork Bancorporation, Inc.
                                                (COMMERCIAL AND SAVINGS BANK HOLDING
                                                COMPANY)                                        15,900        357,750
                                              S & P Mid-Cap 400 Depository Receipts
                                                (SECURITY THAT REPRESENTS OWNERSHIP IN THE
                                                MID-CAP SPDR TRUST)                            243,200     18,110,800
                                              Sola International, Inc.*
                                                (MANUFACTURER OF PLASTIC EYEGLASS LENSES)      210,200      3,126,725
                                              Sterling Commerce, Inc.*
                                                (PRODUCER OF ELECTRONIC DATA INTERCHANGE
                                                PRODUCTS AND SERVICES)                         307,934      9,642,183
                                              Symbol Technologies Inc.
                                                (MANUFACTURER OF BAR CODE LASER SCANNERS)      111,600      5,328,900
                                              Tiffany & Co.
                                                (RETAILER OF JEWELRY AND GIFT ITEMS)           153,000     12,852,000
                                              Total Renal Care Holdings, Inc.*
                                                (DIALYSIS SERVICES FOR TREATMENT OF CHRONIC
                                                KIDNEY FAILURE)                                340,399      4,723,036
                                              VISX Inc.*
                                                (DEVELOPER OF LASER TECHNOLOGIES AND
                                                SYSTEMS FOR VISION CORRECTION)                 270,600     34,839,746
                                              Vitesse Semiconductor Corp.*
                                                (MANUFACTURER OF DIGITAL INTEGRATED
                                                CIRCUITS)                                      267,700     12,397,856
                                              Wackenhut Corrections Corp.*
                                                (MANAGER OF PRIVATIZED CORRECTIONAL AND
                                                DETENTION FACILITIES)                           42,100        781,481
                                              Wesley Jessen VisionCare, Inc.*
                                                (MANUFACTURER OF SOFT CONTACT LENSES)           85,100      2,606,188
                                              Wisconsin Central Transportation Co.*
                                                (OPERATOR OF REGIONAL FREIGHT RAILROAD)        201,700      3,725,147
                                              ---------------------------------------------------------------------------
                                                                                                          186,218,812
                                              ---------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $235,495,023)                                         372,938,602
                                              ---------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100.0%
                                          (a) (Cost $251,712,023)                                         389,155,602
                                              ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) The cost for federal income tax purposes was $255,938,412. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $133,217,190. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $151,559,807 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $18,342,617.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,199,104 (0.31% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1999 aggregated $1,477,500.

 *  Non-income producing security.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 1999

----------------------------------------------------------------------------
ASSET
----------------------------------------------------------------------------
Investments, at market (identified cost $251,712,023)           $389,155,602
----------------------------------------------------------------------------
Receivable for investments sold                                    9,346,066
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      313,183
----------------------------------------------------------------------------
Dividends and interest receivable                                    341,993
----------------------------------------------------------------------------
Foreign taxes recoverable                                             28,234
----------------------------------------------------------------------------
Other assets                                                           6,856
----------------------------------------------------------------------------
TOTAL ASSETS                                                     399,191,934
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------

Due to custodian bank                                              1,515,330
----------------------------------------------------------------------------
Payable for investments purchased                                  7,206,213
----------------------------------------------------------------------------
Payable for fund shares redeemed                                     276,839
----------------------------------------------------------------------------
Accrued management fee                                               313,319
----------------------------------------------------------------------------
Other payables and accrued expenses                                  224,279
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                  9,535,980
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $389,655,954
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income      (5,415,863)
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) on investments            137,443,579
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) on foreign currency
related transactions                                                 (12,391)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              22,116,995
----------------------------------------------------------------------------

Paid-in capital                                                  235,523,634
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $389,655,954
----------------------------------------------------------------------------
 NET ASSET VALUE
SCUDDER SHARES
  Net asset value, offering and redemption price per share
  ($353,753,886/14,589,054 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $24.25
----------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($20,064,054/829,821 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $24.18
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $24.18)              $25.66
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($11,167,881/465,492 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $23.99
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($4,670,133/194,680 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $23.99
----------------------------------------------------------------------------

The accompanying notes are in integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1999

---------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
---------------------------------------------------------------------------
Income:
  Dividends (net of foreign taxes withheld of $80,823)          $ 1,343,162
---------------------------------------------------------------------------
  Interest                                                          649,595
---------------------------------------------------------------------------
                                                                  1,992,757
---------------------------------------------------------------------------
Expenses:
  Management fee                                                  2,048,916
---------------------------------------------------------------------------
  Services to shareholders                                          619,478
---------------------------------------------------------------------------
  Custodian and accounting fees                                     287,351
---------------------------------------------------------------------------
  Distribution fees                                                  44,814
---------------------------------------------------------------------------
  Administrative service fees                                        35,173
---------------------------------------------------------------------------
  Directors' fees and expenses                                       29,013
---------------------------------------------------------------------------
  Reports to shareholders                                            38,588
---------------------------------------------------------------------------
  Auditing                                                           39,216
---------------------------------------------------------------------------
  Legal                                                              12,052
---------------------------------------------------------------------------
  Amortization of organization expenses                               1,486
---------------------------------------------------------------------------
  Registration fees                                                  30,634
---------------------------------------------------------------------------
  Other                                                              20,873
---------------------------------------------------------------------------
  Total expenses before reductions                                3,207,594
---------------------------------------------------------------------------
  Expense reductions                                                (18,123)
---------------------------------------------------------------------------
  Expenses, net                                                   3,189,471
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (1,196,714)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------

Net realized gain (loss) from:
  Investments                                                    27,417,892
---------------------------------------------------------------------------
  Foreign currency related transactions                              10,046
---------------------------------------------------------------------------
                                                                 27,427,938
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                    47,019,367
---------------------------------------------------------------------------
  Foreign currency related transactions                             (16,287)
---------------------------------------------------------------------------
                                                                 47,003,080
---------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       74,431,018
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $73,234,304
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED         YEAR ENDED
                                                                  APRIL 30,       OCTOBER 31,
                                                                    1999             1998
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss)                                  $  (1,196,714)   $  (1,674,161)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment transactions            27,427,938        2,110,032
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
    transactions during the period                                 47,003,080        2,940,060
----------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from
    operations                                                     73,234,304        3,375,931
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income -- Scudder Shares                                  --       (9,815,437)
----------------------------------------------------------------------------------------------
  Net realized gains -- Scudder Shares                                     --      (21,794,909)
----------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                       191,468,063      203,840,754
----------------------------------------------------------------------------------------------
  Net asset value of shares issued to shareholders in
  reinvestment of distributions                                            --       29,399,080
----------------------------------------------------------------------------------------------
  Cost of shares redeemed                                        (203,775,354)    (225,398,432)
----------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from Fund share
    transactions                                                  (12,307,291)       7,841,402
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  60,927,013      (20,393,013)
----------------------------------------------------------------------------------------------
Net assets at beginning of period                                 328,728,941      349,121,954
----------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
distributions in excess of net investment income of
$5,415,863 and $4,219,149, respectively)                        $ 389,655,954    $ 328,728,941
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                             ------------------------------------------------
                                                                          SCUDDER SHARES (B)
                                                             ------------------------------------------------
                                             SIX MONTHS                 YEARS ENDED OCTOBER 31,
                                           ENDED APRIL 30,   ------------------------------------------------
                                               1999(A)       1998(A)   1997(A)   1996(A)    1995     1994
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $19.81        $21.64    $20.45    $17.54    $16.27   $16.14
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (.07)         (.10)     (.12)     (.04)     (.03)    (.02)
-------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                     4.51           .32      2.30      3.59      1.38      .48
-------------------------------------------------------------------------------------------------------------
Total from investment operations                 4.44           .22      2.18      3.55      1.35      .46
-------------------------------------------------------------------------------------------------------------
Less distributions:
  From net investment income                       --          (.64)     (.13)     (.20)       --       --
-------------------------------------------------------------------------------------------------------------
  In excess of net investment income               --            --        --        --        --     (.18)
-------------------------------------------------------------------------------------------------------------
  From net realized gains on investment
  transactions                                     --         (1.41)     (.86)     (.44)     (.08)    (.15)
-------------------------------------------------------------------------------------------------------------
  Total distributions                              --         (2.05)     (.99)     (.64)     (.08)    (.33)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $24.25        $19.81    $21.64    $20.45    $17.54   $16.27
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                22.41**        1.19     11.14     20.97      8.32     2.80(C)
-------------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            354           310       349       351       255      256
-------------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net to
average daily net assets (%)                     1.67*         1.65      1.63      1.60      1.69     1.70
-------------------------------------------------------------------------------------------------------------
Ratio of operating expenses before
expense reductions, to average daily net
assets (%)                                       1.67*         1.65      1.63      1.60      1.69     1.76
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average daily net assets (%)                     (.60)*        (.45)     (.58)     (.20)     (.12)    (.28)
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      49.5*         40.6      60.5      63.0      43.7     45.8
-------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) On April 16, 1998 existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.
(c) Total return would have been lower had certain expenses not been reduced. The accompanying notes are an integral part of the financial statements.
 * Annualized
** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                           ---------------------------------
                                                        CLASS A
                                           ---------------------------------
                                                             FOR THE PERIOD
                                                             APRIL 16, 1998
                                                            (COMMENCEMENT OF
                                             SIX MONTHS     SALE OF CLASS A
                                               ENDED           SHARES) TO
                                           APRIL 30, 1999   OCTOBER 31, 1998
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Net asset value, beginning of period           $19.78           $ 23.98
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (.10)             (.09)
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                     4.50             (4.11)
----------------------------------------------------------------------------
Total from investment operations                 4.40             (4.20)
----------------------------------------------------------------------------
Net asset value, end of period                 $24.18           $ 19.78
----------------------------------------------------------------------------
TOTAL RETURN (%) (B) (C)                        22.24**          (17.51)**
----------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)             20                11
----------------------------------------------------------------------------
Ratio of operating expenses, net to
average daily net assets (%)                     1.95*             1.95*
----------------------------------------------------------------------------
Ratio of operating expenses before
expense reductions, to average daily net
assets (%)                                       2.18*             2.20*
----------------------------------------------------------------------------
Ratio of net investment income (loss) to
average daily net assets (%)                     (.84)*           (1.00)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                     49.5*              40.6
----------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
 * Annualized
** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                           -----------------------------------
                                                         CLASS B
                                           -----------------------------------
                                                               FOR THE PERIOD
                                                               APRIL 16, 1998
                                                              (COMMENCEMENT OF
                                                              SALE OF CLASS B
                                           SIX MONTHS ENDED      SHARES) TO
                                            APRIL 30, 1999    OCTOBER 31, 1998
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Net asset value, beginning of period            $19.70            $ 23.98
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                    (.18)              (.18)
------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                      4.47              (4.10)
------------------------------------------------------------------------------
Total from investment operations                  4.29              (4.28)
------------------------------------------------------------------------------
Net asset value, end of period                  $23.99            $ 19.70
------------------------------------------------------------------------------
TOTAL RETURN (%) (B)                             21.78**           (17.85)(C)**
------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------
Net assets, end of period ($ millions)              11                  6
------------------------------------------------------------------------------
Ratio of operating expenses, net to
average daily net assets (%)                      2.67*              2.83*
------------------------------------------------------------------------------
Ratio of operating expenses before
expense reductions, to average daily net
assets (%)                                        2.67*              3.13*
------------------------------------------------------------------------------
Ratio of net investment income (loss) to
average daily net assets (%)                     (1.58)*            (1.87)*
------------------------------------------------------------------------------
Portfolio turnover rate (%)                       49.5*              40.6
------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
 * Annualized
** Not annualized

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                           ---------------------------------
                                                        CLASS C
                                           ---------------------------------
                                                             FOR THE PERIOD
                                                             APRIL 16, 1998
                                                            (COMMENCEMENT OF
                                             SIX MONTHS     SALE OF CLASS B
                                               ENDED           SHARES) TO
                                           APRIL 30, 1999   OCTOBER 31, 1998
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Net asset value, beginning of period           $19.70           $ 23.98
----------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (.19)             (.17)
----------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investment transactions                     4.48             (4.11)
----------------------------------------------------------------------------
Total from investment operations                 4.29             (4.28)
----------------------------------------------------------------------------
Net asset value, end of period                 $23.99           $ 19.70
----------------------------------------------------------------------------
TOTAL RETURN (%) (B)                            21.78**          (17.85)(C)**
----------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------
Net assets, end of period ($ millions)              5                 2
----------------------------------------------------------------------------
Ratio of operating expenses, net to
average daily net assets (%)                     2.73*             2.80*
----------------------------------------------------------------------------
Ratio of operating expenses before
expense reductions, to average daily net
assets (%)                                       2.73*             3.23*
----------------------------------------------------------------------------
Ratio of net investment income (loss) to
average daily net assets (%)                    (1.65)*           (1.88)*
----------------------------------------------------------------------------
Portfolio turnover rate (%)                      49.5*             40.6
----------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return does not reflect the effect of any sales charges.
(c) Total return would have been lower had certain expenses not been reduced.
 * Annualized
** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     Global Discovery Fund (the "Fund") is a diversified
                             series of Global/International Fund, Inc. (formerly known as Scudder Global Fund, Inc.), a Maryland corporation registered under the Investment Company
                             Act of 1940, as amended, as an open-end management investment company.

                             Effective April 16, 1998, the Fund changed its name from Scudder Global Discovery Fund to Global Discovery Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Global Discovery Fund outstanding on that date were redesignated Scudder Shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A and Scudder Shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares are generally not available to new investors and are not subject to initial or contingent deferred sales charges.

                             Investment income, realized and unrealized capital gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class. Each class of shares differs in its respective distribution, shareholder services, administrative services and certain other class-specific expenses and expense reductions. All shares of the Fund have equal rights with respect to voting.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities other than money market instruments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide

NOTES TO FINANCIAL STATEMENTS

                             such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least the repurchase price.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

                             (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

                             (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

                             The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

                             Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $5,304,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006, the expiration date, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

                             ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     During the six months ended April 30, 1999,
                             purchases and sales of investment securities
                             (excluding short-term investments) aggregated
                             $85,897,070 and $87,361,033, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         MANAGEMENT AGREEMENT. Under the Management
                             Agreement (the "Agreement") with Scudder Kemper
                             Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the six months

NOTES TO FINANCIAL STATEMENTS

                             ended April 30, 1999, the fee pursuant to the Agreement amounted to $2,048,916, of which $313,319 was unpaid at April 30, 1999.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 1999, the Distribution Fee was as follows:

                                                                            TOTAL           UNPAID AT
                             DISTRIBUTION FEE                             AGGREGATED      APRIL 30, 1999
                             ----------------                             ----------      --------------
                             Class B                                       $31,876            $6,677
                             Class C                                        12,938             2,769
                                                                           -------            ------
                                                                           $44,814            $9,446
                                                                           =======            ======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 1999 aggregated $145,372, of which $136,883 was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 1999, the CDSC for Classes B and C aggregated $8,353 and $1,142, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to .25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 1999, the Administrative Service Fee was as follows:

                             ADMINISTRATIVE                 TOTAL         FEES WAIVED        UNPAID AT
                             SERVICE FEE                  AGGREGATED        BY KDI         APRIL 30, 1999
                             --------------               ----------      -----------      --------------
                             Class A                       $20,235          $18,123            $2,112
                             Class B                        10,625               --             2,042
                             Class C                         4,313               --             1,153
                                                           -------          -------            ------
                                                           $35,173          $18,123            $5,307
                                                           =======          =======            ======

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the six months ended April 30, 1999, the amount charged to Classes A, B and C by KSC aggregated $33,058, $16,416 and $6,016, respectively, of which
                             $16,899 is unpaid at April 30, 1999. Scudder
                             Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the six months ended April 30, 1999, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $339,168, of which $54,413 is unpaid at April 30, 1999.

NOTES TO FINANCIAL STATEMENTS

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the six months ended April 30, 1999, the amount charged to the Scudder Shares by STC aggregated $105,802, of which $17,917 is unpaid at April 30, 1999.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, the amount charged to the Fund by SFAC aggregated $196,274, of which $66,826 is unpaid at April 30, 1999.

                             DIRECTORS FEES. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, the Directors fees and expenses aggregated $29,013.

--------------------------------------------------------------------------------

4    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes capital share and
                             dollar activity in the Fund:

                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                          APRIL 30, 1999                   OCTOBER 31, 1998
                                                    ---------------------------      ----------------------------
                                                      SHARES         DOLLARS           SHARES          DOLLARS
                             ------------------------------------------------------------------------------------
                             SHARES SOLD
                             ------------------------------------------------------------------------------------
                              Scudder Shares         3,671,356    $  83,546,911        6,972,104    $ 148,104,107
                             ------------------------------------------------------------------------------------
                              Class A                4,370,045      100,284,812        2,260,575       46,546,836
                             ------------------------------------------------------------------------------------
                              Class B                  228,900        5,170,753          309,368        6,651,125
                             ------------------------------------------------------------------------------------
                              Class C                  109,765        2,465,587          117,930        2,538,686
                             ------------------------------------------------------------------------------------
                                                     8,380,066      191,468,063        9,659,977      203,840,754
                             ------------------------------------------------------------------------------------
                              SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                             ------------------------------------------------------------------------------------
                              Scudder Shares                --               --        1,514,636    $  29,399,080
                             ------------------------------------------------------------------------------------
                              Class A                       --               --               --               --
                             ------------------------------------------------------------------------------------
                              Class B                       --               --               --               --
                             ------------------------------------------------------------------------------------
                              Class C                       --               --               --               --
                             ------------------------------------------------------------------------------------
                                                            --               --        1,514,636       29,399,080
                             ------------------------------------------------------------------------------------
                              SHARES REDEEMED
                             ------------------------------------------------------------------------------------
                              Scudder Shares        (4,704,836)   $(107,380,989)      (8,999,114)   $(190,396,588)
                             ------------------------------------------------------------------------------------
                              Class A               (4,112,452)     (94,596,464)      (1,688,347)     (34,483,052)
                             ------------------------------------------------------------------------------------
                              Class B                  (53,567)      (1,212,172)         (19,209)        (386,029)
                             ------------------------------------------------------------------------------------
                              Class C                  (26,365)        (585,729)          (6,650)        (132,763)
                             ------------------------------------------------------------------------------------
                                                    (8,897,220)    (203,775,354)     (10,713,320)    (225,398,432)
                             ------------------------------------------------------------------------------------
                              NET INCREASE (DECREASE)
                             ------------------------------------------------------------------------------------
                              Scudder Shares        (1,033,480)   $ (23,834,078)        (512,374)   $ (12,893,401)
                             ------------------------------------------------------------------------------------
                              Class A                  257,593        5,688,348          572,228       12,063,784
                             ------------------------------------------------------------------------------------
                              Class B                  175,333        3,958,581          290,159        6,265,096
                             ------------------------------------------------------------------------------------
                              Class C                   83,400        1,879,858          111,280        2,405,923
                             ------------------------------------------------------------------------------------
                                                      (517,154)   $ (12,307,291)         461,293    $   7,841,402
                             ------------------------------------------------------------------------------------

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Global Discovery Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and the approval of the revision of the fund's fundamental lending policy. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

                                       Broker
         For     Against   Abstain   Non-Votes*
      9,209,440  253,378   330,107    0

2) Approval of the revision of the fund's fundamental lending policy. This item was approved.

                                      Broker
        For     Against   Abstain   Non-Votes*
      7,622,162 402,257   476,189    1,292,318

*Broker non-votes are proxies received by the Fund from brokers or nominees when neither the broker nor nominee has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS & OFFICERS



DIRECTORS                                        OFFICERS

DANIEL PIERCE                                    SUSAN E. DAHL
Director and Vice President                      Vice President

NICHOLAS BRATT                                   THOMAS W. JOSEPH
President                                        Vice President

PAUL BANCROFT III                                ANN M. MCCREARY
Director                                         Vice President

SHERYLE J. BOLTON                                JOHN MILLETTE
Director                                         Vice President and Secretary

WILLIAM T. BURGIN                                GERALD J. MORAN
Director                                         Vice President

THOMAS J. DEVINE                                 M. ISABEL SALTZMAN
Honorary Director                                Vice President

KEITH R. FOX                                     JOHN R. HEBBLE
Director                                         Treasurer

WILLIAM H. GLEYSTEEN, JR.                        CAROLINE PEARSON
Honorary Director                                Assistant Secretary

WILLIAM H. LUERS
Director

KATHRYN L. QUIRK
Director, Vice President
and Assistant Secretary

JOAN E. SPERO
Director

ROBERT G. STONE, JR.
Honorary Director


--------------------------------------------------------------------------------
LEGAL COUNSEL                  DECHERT, PRICE & RHOADS
                               Ten Post Office Square South
                               Boston, MA 02109

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT      KEMPER SERVICE COMPANY
                               P.O. Box 419557
                               Kansas City, MO 64141

--------------------------------------------------------------------------------
CUSTODIAN                      STATE STREET BANK AND TRUST
                               225 Franklin Street
                               Boston, MA 02110

--------------------------------------------------------------------------------
INDEPENDENT                    PRICEWATERHOUSECOOPERS LLP
AUDITORS                       One Post Office Square
                               Boston, MA 02109

--------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER          KEMPER DISTRIBUTORS, INC.
                               222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com

Printed on recycled paper in the U.S.A.

This report is not to be distributed unless preceded or accompanied by a Kemper Global Discovery
Fund prospectus.

KGDF - 3 (6/25/99) 1076940                                   [KEMPER FUNDS LOGO]


                                   Long-term investing in a short-term world(SM)